UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2018

Date of reporting period: November 30, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

NOV    11.30.18

ANNUAL REPORT

AB ALL CHINA EQUITY PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

A discussion of the Fund’s investment performance is not included in this report. AllianceBernstein L.P. would like to thank you for your interest in the Fund.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value 7/25/2018+	Ending Account Value 11/30/2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$837.00	$4.83	1.50%
Hypothetical**	$1,000	$1,017.55	$7.59	1.50%
Advisor Class
Actual	$1,000	$838.00	$4.03	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%

+	Commencement of operations.

*

Actual expenses paid are based on the period from July 25, 2018 (commencement of operations) and are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period multiplied by 128/365 (to reflect since the inception period). Hypothetical expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

November 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $36.8

1	All data are as of November 30, 2018. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Update Fund’s prospectus.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 3

PORTFOLIO SUMMARY (continued)

November 30, 2018 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Tencent Holdings Ltd.	$2,824,491	7.7%
Ping An Insurance Group Co. of China Ltd. – Class A	2,608,699	7.1
Alibaba Group Holding Ltd. (Sponsored ADR)	2,421,747	6.6
China Construction Bank Corp. – Class H	2,254,899	6.1
Huaxin Cement Co., Ltd.	1,303,544	3.5
China Petroleum & Chemical Corp. – Class H	1,188,131	3.2
PetroChina Co., Ltd. – Class H	1,162,236	3.2
Anhui Conch Cement Co., Ltd. – Class A	1,110,251	3.0
CITIC Securities Co., Ltd.	988,532	2.7
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	935,174	2.5
	$16,797,704	45.6%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

November 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.9%
Financials – 26.1%
Banks – 13.7%
Bank of Hangzhou Co., Ltd. – Class A	340,140	$379,331
Bank of Nanjing Co., Ltd.	405,700	409,194
BOC Hong Kong Holdings Ltd.	45,500	178,152
China CITIC Bank Corp., Ltd. – Class H	1,182,000	752,865
China Construction Bank Corp. – Class H	2,641,000	2,254,899
China Minsheng Banking Corp., Ltd. – Class H	747,000	553,212
Industrial Bank Co., Ltd. – Class A	230,100	530,596

		5,058,249

Capital Markets – 3.6%
CITIC Securities Co., Ltd.	405,200	988,532
Haitong Securities Co., Ltd. – Class H	330,800	344,902

		1,333,434

Insurance – 8.8%
China Taiping Insurance Holdings Co., Ltd.	100,400	334,825
PICC Property & Casualty Co., Ltd. – Class H	276,000	284,703
Ping An Insurance Group Co. of China Ltd. – Class A	282,600	2,608,699

		3,228,227

		9,619,910

Materials – 10.8%
Chemicals – 3.2%
Luxi Chemical Group Co., Ltd. – Class A	207,500	330,617
Shandong Hualu Hengsheng Chemical Co., Ltd.	213,200	391,308
Zhejiang Longsheng Group Co., Ltd. – Class A	346,090	454,583

		1,176,508

Construction Materials – 7.6%
Anhui Conch Cement Co., Ltd. – Class A	240,600	1,110,251
Huaxin Cement Co., Ltd.	692,480	1,303,544
West China Cement Ltd.	2,348,000	370,593

		2,784,388

		3,960,896

Communication Services – 10.2%
Diversified Telecommunication Services – 1.6%
China Unicom Hong Kong Ltd.	506,000	590,921

Interactive Media & Services – 8.6%
Baidu, Inc. (Sponsored ADR)(a)	1,709	321,771
Tencent Holdings Ltd.	70,650	2,824,491

		3,146,262

		3,737,183

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 5

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – 9.2%
Hotels, Restaurants & Leisure – 0.9%
China International Travel Service Corp., Ltd. – Class A	41,500	$332,057

Household Durables – 0.8%
Hisense Home Appliances Group Co., Ltd. – Class H	391,000	304,118

Internet & Direct Marketing Retail – 6.6%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	15,055	2,421,747

Textiles, Apparel & Luxury Goods – 0.9%
Li Ning Co., Ltd.(a)	322,500	347,022

		3,404,944

Industrials – 9.2%
Construction & Engineering – 2.1%
China Railway Construction Corp., Ltd. – Class H	276,000	354,525
China State Construction Engineering Corp., Ltd.	492,300	410,439

		764,964

Machinery – 4.1%
Guangxi Liugong Machinery Co., Ltd. – Class A	584,780	563,124
Sany Heavy Industry Co., Ltd.	489,500	569,433
Weichai Power Co., Ltd. – Class A	344,796	375,305

		1,507,862

Road & Rail – 1.0%
Daqin Railway Co., Ltd. – Class A	327,300	364,457

Trading Companies & Distributors – 1.1%
BOC Aviation Ltd.(b)	53,300	411,786

Transportation Infrastructure – 0.9%
Yuexiu Transport Infrastructure Ltd.	458,000	343,767

		3,392,836

Energy – 6.4%
Oil, Gas & Consumable Fuels – 6.4%
China Petroleum & Chemical Corp. – Class H	1,388,000	1,188,131
PetroChina Co., Ltd. – Class H	1,664,000	1,162,236

		2,350,367

Information Technology – 6.1%
Electronic Equipment, Instruments & Components – 0.7%
Universal Scientific Industrial Shanghai Co., Ltd. – Class A	194,700	256,876

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

IT Services – 0.8%
Wonders Information Co., Ltd. – Class A	155,600	$279,135

Semiconductors & Semiconductor Equipment – 1.6%
Hua Hong Semiconductor Ltd.(b)	278,000	593,945

Software – 1.1%
Beijing Jetsen Technology Co., Ltd. – Class A	234,199	163,148
Shanghai 2345 Network Holding Group Co., Ltd. – Class A	465,800	260,599

		423,747

Technology Hardware, Storage & Peripherals – 1.9%
Lenovo Group Ltd.	968,000	702,427

		2,256,130

Health Care – 5.9%
Health Care Providers & Services – 2.5%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	377,800	935,174

Pharmaceuticals – 3.4%
CSPC Pharmaceutical Group Ltd.	166,000	337,593
Jiangsu Hengrui Medicine Co., Ltd.	65,690	622,729
Sichuan Kelun Pharmaceutical Co., Ltd. – Class A	79,600	278,027

		1,238,349

		2,173,523

Real Estate – 5.4%
Real Estate Management & Development – 5.4%
China Resources Land Ltd.	138,000	513,707
CIFI Holdings Group Co., Ltd.	736,000	371,761
Future Holdings Co., Ltd. – Class A	100,800	400,264
RiseSun Real Estate Development Co., Ltd.	219,200	265,895
Times China Holdings Ltd.	484,000	453,891

		2,005,518

Consumer Staples – 4.5%
Beverages – 2.7%
Beijing Shunxin Agriculture Co., Ltd. – Class A	87,700	440,980
Wuliangye Yibin Co., Ltd. – Class A	73,100	555,213

		996,193

Food Products – 1.8%
Fujian Sunner Development Co., Ltd. – Class A(a)	145,162	363,713
Heilongjiang Agriculture Co., Ltd.	226,200	287,246

		650,959

		1,647,152

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 7

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 4.1%
Gas Utilities – 2.1%
China Resources Gas Group Ltd.	92,000	$372,829
ENN Energy Holdings Ltd.	46,000	413,924

		786,753

Independent Power and Renewable Electricity Producers – 2.0%
Huadian Power International Corp., Ltd. – Class H	876,000	376,710
SDIC Power Holdings Co., Ltd. – Class A	338,800	356,771

		733,481

		1,520,234

Total Common Stocks (cost $36,920,240)		36,068,693

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.13%(c)(d)(e) (cost $607,265)	607,265	607,265

Total Investments – 99.6% (cost $37,527,505)		36,675,958
Other assets less liabilities – 0.4%		154,052

Net Assets – 100.0%		$36,830,010

(a)	Non-income producing security.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, the aggregate market value of these securities amounted to $1,005,731 or 2.7% of net assets.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

November 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $36,920,240)	$36,068,693
Affiliated issuers (cost $607,265)	607,265
Foreign currencies, at value (cost $217,547)	217,021
Receivable for capital stock sold	318,384
Deferred offering cost	82,710
Receivable from Adviser	72,592
Affiliated dividends receivable	2,431

Total assets	37,369,096

Liabilities
Payable for investment securities purchased and foreign currency transactions	367,755
Custody fee payable	81,713
Audit and tax fee payable	41,940
Transfer Agent fee payable	1,500
Distribution fee payable	139
Due to Custodian	23
Accrued expenses and other liabilities	46,016

Total liabilities	539,086

Net Assets	$36,830,010

Composition of Net Assets
Capital stock, at par	$440
Additional paid-in capital	38,749,502
Accumulated loss	(1,919,932)

$36,830,010

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$685,173	81,858	$8.37	*

Advisor	$36,144,837	4,314,443	$8.38

*	The maximum offering price per share for Class A shares was $8.74 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Period from July 25, 2018(a) to November 30, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,879)	$49,478
Affiliated issuers	5,357	$54,835

Expenses
Advisory fee (see Note B)	58,473
Transfer agency—Class A	140
Transfer agency—Advisor Class	7,026
Distribution fee—Class A	455
Custodian	86,038
Audit and tax	41,940
Amortization of offering expenses	35,574
Administrative	18,856
Legal	18,134
Registration fees	14,028
Directors’ fees	12,425
Printing	4,100
Miscellaneous	17,961

Total expenses	315,150
Less: expenses waived and reimbursed by the Adviser (see Note B)	(237,812)

Net expenses		77,338

Net investment loss		(22,503)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(1,031,394)
Futures		(31,576)
Foreign currency transactions		2,862
Net change in unrealized appreciation/depreciation on:
Investments		(851,547)
Foreign currency denominated assets and liabilities		(761)

Net loss on investment and foreign currency transactions		(1,912,416)

Net Decrease in Net Assets from Operations		$(1,934,919)

(a)	Commencement of operations.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	July 25, 2018(a) to November 30, 2018
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(22,503)
Net realized loss on investment and foreign currency transactions	(1,060,108)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	(852,308)

Net decrease in net assets from operations	(1,934,919)
Capital Stock Transactions
Net increase	38,764,929

Total increase	36,830,010
Net Assets
Beginning of period	– 0	–

End of period	$36,830,010

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2018

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company comprised of 29 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All China Equity Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on July 25, 2018. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class C, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities

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NOTES TO FINANCIAL STATEMENTS (continued)

exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 13

NOTES TO FINANCIAL STATEMENTS (continued)

possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2018:

Investments in Securities	Level 1			Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$	– 0	–	$9,619,910		$	– 0	–	$9,619,910
Materials		– 0	–	3,960,896			– 0	–	3,960,896
Communication Services		321,771		3,415,412			– 0	–	3,737,183
Consumer Discretionary		2,421,747		983,197			– 0	–	3,404,944
Industrials		– 0	–	3,392,836			– 0	–	3,392,836
Energy		– 0	–	2,350,367			– 0	–	2,350,367
Information Technology		– 0	–	2,256,130			– 0	–	2,256,130
Health Care		– 0	–	2,173,523			– 0	–	2,173,523
Real Estate		– 0	–	2,005,518			– 0	–	2,005,518
Consumer Staples		– 0	–	1,647,152			– 0	–	1,647,152
Utilities		– 0	–	1,520,234			– 0	–	1,520,234
Short-Term Investments:
Investment Companies		607,265		– 0	–		– 0	–	607,265

Total Investments in Securities		3,350,783		33,325,175	†		– 0	–	36,675,958
Other Financial Instruments*:		– 0	–	– 0	–		– 0	–	– 0	–

Total		$3,350,783		$33,325,175		$	– 0	–	$36,675,958

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instrument was transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and process at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to

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NOTES TO FINANCIAL STATEMENTS (continued)

shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $118,284 were deferred and amortized on a straight line basis over a one year period starting from July 25, 2018 (commencement of operations).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .95% of Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to reimburse its fees and bear certain expenses to the extent necessary to limit total operating (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.50% and 1.25% of the daily average net assets for Class A and Advisor Class, respectively. For the period ended November 30, 2018, such reimbursement waivers amounted to $218,709. The Expense Caps may not be terminated by the Adviser before July 25, 2019. Any fees waived and expenses borne by the Adviser through July 25, 2019 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waiver that is subject to repayment amounted to $218,709 for the fiscal period ended November 30, 2018. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the

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NOTES TO FINANCIAL STATEMENTS (continued)

“Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the October 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the period ended November 30, 2018, the Adviser voluntarily agreed to waive such fees in the amount to $18,856.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $6,027 for the period ended November 30, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained no front-end sales charges from the sale of Class A shares and received no contingent deferred sales charges imposed upon redemptions by shareholders of Class A for the period ended November 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the period ended November 30, 2018, such waiver amounted to $247.

A summary of the Fund’s transactions in AB mutual funds for the period ended November 30, 2018 is as follows:

Fund	Market Value 7/25/18* (000)			Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$	– 0	–	$13,275	$12,668	$607	$5

*	Commencement of operations.

Brokerage commissions paid on investment transactions for the period ended November 30, 2018 amounted to $33,075, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will

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NOTES TO FINANCIAL STATEMENTS (continued)

use such payments in their entirety for distribution assistance and promotional activities. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended November 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$43,702,510		$5,750,998
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts) are as follows:

Cost	$37,883,779

Gross unrealized appreciation	$479,115
Gross unrealized depreciation	(1,686,936)

Net unrealized depreciation	$(1,207,821)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

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NOTES TO FINANCIAL STATEMENTS (continued)

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a future can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During period ended November 30, 2018, the Fund held futures for hedging purposes.

During the period ended November 30, 2018 the Fund had entered into the following derivatives:

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain/(loss) on futures; Net change in unrealized appreciation/ depreciation on futures	$(31,576)	$	– 0 –

Total		$(31,576)	$	– 0 –

The following table represents the average monthly volume of the Fund’s derivative transactions during the period ended November 30, 2018:

Futures:
Average original value of buy contracts	$945,193	(a)

(a)	Positions were open for less than one month during the period.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	July 25, 2018* to November 30, 2018		July 25, 2018* to November 30, 2018

Class A
Shares sold	81,858		$774,914

Shares redeemed	0	(a)	(1)

Net increase	81,858		$774,913

Advisor Class
Shares sold	4,325,262		$38,080,012

Shares redeemed	(10,819)		(89,996)

Net increase	4,314,443		$37,990,016

*	Commencement of operations.

(a)	Less than 0.5 shares.

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. Investments in emerging market countries such as China may involve more risk than investments in developed countries because the markets in emerging market countries are less developed and less liquid and are subject to

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NOTES TO FINANCIAL STATEMENTS (continued)

increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support.

China/Single Country Risk—Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability or unpredictable economic conditions. Risks of investments in securities of companies in China include the volatility of the Chinese stock market, heavy dependence on exports, which may be affected adversely by trade barriers or disputes or may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. While the Chinese economy has grown rapidly in recent years, there is no guarantee that this growth rate will be maintained. Investments in China A shares are subject to quotas that may restrict daily trading and generally are less liquid than shares of companies in developed markets. Risks of investments in companies based in Hong Kong include heavy reliance on the U.S. economy and regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments in equity securities denominated in foreign currencies or reduce the Fund’s returns. Emerging market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Depositary Receipts Risk—Investing in depositary receipts involves risks that are similar to the risks of direct investments in foreign securities. For example, investing in depositary receipts may involve risks relating to political, economic or regulatory conditions in foreign countries. In addition, the issuers of the securities underlying certain depositary receipts may be under no obligation to distribute shareholder communications or pass through any voting rights with respect to the deposited securities to the holders of such receipts.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

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NOTES TO FINANCIAL STATEMENTS (continued)

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the period ended November 30, 2018 was as follows:

Distributions paid from:
Ordinary income	$	– 0	–

Total distributions paid	$	– 0	–

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(706,696	)(a)
Unrealized appreciation/(depreciation)	(1,208,582	)(b)

Total accumulated earnings/(deficit)	$(1,915,278	)(c)

(a)	As of November 30, 2018, the Fund had a net capital loss carryforward of $706,696.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2018, the Fund had a net short-term capital loss carryforward of $706,696, which may be carried forward for an indefinite period.

During the current fiscal period, permanent differences primarily due to the disallowance of a net operating loss resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. This reclassification had no effect on net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE I

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
July 25, 2018(a) to November 30, 2018

Net asset value, beginning of period	$ 10.00

Income From Investment Operations

Net investment loss(b)(c)	(.01)

Net realized and unrealized loss on investment and foreign currency transactions	(1.62)

Net decrease in net asset value from operations	(1.63)

Net asset value, end of period	$ 8.37

Total Return

Total investment return based on net asset value(d)	(16.30)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$685

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.50%

Expenses, before waivers/reimbursements(e)	4.81%

Net investment loss(c)(e)	(.33)%

Portfolio turnover rate	38%

See footnote summary on page 28.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
July 25, 2018(a) to November 30, 2018

Net asset value, beginning of period	$ 10.00

Income From Investment Operations

Net investment loss(b)(c)	(.01)

Net realized and unrealized loss on investment and foreign currency transactions	(1.61)

Net decrease in net asset value from operations	(1.62)

Net asset value, end of period	$ 8.38

Total Return

Total investment return based on net asset value(d)	(16.20)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$36,145

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)	1.25%

Expenses, before waivers/reimbursements(e)	5.13%

Net investment loss(c)(e)	(.37)%

Portfolio turnover rate	38%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB All China Equity Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB All China Equity Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2018, and the related statements of operations and changes in net assets and the financial highlights for the period from July 25, 2018 (commencement of operations) through November 30, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at November 30, 2018, and the results of its operations, the changes in its net assets and its financial highlights for the period from July 25, 2018 (commencement of operations) through November 30, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 29

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 25, 2019

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RESULTS OF STOCKHOLDER MEETING

(unaudited)

A Special Meeting of Stockholders of the AB Cap Fund, Inc. (the “Company”)—AB All China Equity Portfolio (the “Fund”) was held on October 11, 2018. A description of the proposals and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1.	To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For:	Authority Withheld:
Michael J. Downey	153,531,217	1,117,868
William H. Foulk, Jr.	153,385,034	1,264,050
Nancy P. Jacklin	153,607,746	1,041,339
Robert M. Keith	153,546,025	1,103,060
Carol C. McMullin	153,649,415	999,670
Gary L. Moody	153,545,113	1,103,972
Marshall C. Turner, Jr.	153,507,495	1,141,590
Earl D. Weiner	153,514,727	1,134,358

2.	To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For:	Voted Against:	Abstain:	Broker Non-Votes:
200,000	– 0 –	– 0 –	– 0 –

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 31

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullin(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

John Lin(2), Vice President Stuart Rae(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Vincent S. Noto, Chief Compliance Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by China Equity Team. Messrs. Lin and Rae are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 58 (2018)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional Investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,# Chairman of the Board 77 (2018)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semiconductor manufacturing). He has extensive operating leadership experience and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since
	February 2014.	94	Xilinx, Inc. (programmable logic semiconductors) since 2007

Michael J. Downey,# 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund (registered investment company), Inc. since prior to 2014

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,# 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,# 63 (2018)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) from 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 until 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,# 66 (2018)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner,# 79 (2018)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the “1940 Act”, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith, 58	President and Chief Executive Officer	See biography above.

John Lin, 41	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014. He is also a Senior Research Analyst for China Value Research.

Stuart Rae, 53	Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2014. He is also Chief Investment Officer of the Asia-Pacific Value Equities.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes, 42	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2014.

Joseph J. Mantineo, 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke, 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Cap Fund, Inc. in respect of AB All China Equity Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

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certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources

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it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution

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expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the ‘‘15(c) provider’’) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there

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are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

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The Directors noted that many of the Funds may invest in shares of exchange-traded funds (‘‘ETFs’’), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as

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among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the Company’s Advisory Agreement with the Adviser in respect of AB All China Equity Portfolio (the “Fund”) for an initial two-year period at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed approval in private sessions with counsel.

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The directors considered their knowledge of the nature and quality of the services to be provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the AB Funds.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services to be Provided

The directors considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the AB Funds. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements will be subject to the directors’ approval on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s former Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was

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considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

Costs of Services to be Provided and Profitability

Because the Fund had not yet commenced operations, the directors were unable to consider historical information about the profitability of the Fund. However, the Adviser agreed to provide the directors with profitability information in connection with future proposed continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and that the Fund was unlikely to be profitable to the Adviser unless it achieves a material level of net assets.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their proposed relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges to be received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions to be paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees to be paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s future profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

Since the Fund had not yet commenced operations, no performance or other historical information for the Fund was available. Based on the Adviser’s written and oral presentations regarding the proposed management of the Fund and their general knowledge and confidence in the Adviser’s expertise in managing mutual funds, the directors concluded that they were satisfied that the Adviser was capable of providing high quality Fund management services to the Fund.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), concerning advisory fee rates payable by other funds in the same category as the Fund, based on the Fund’s projected net assets of $250 million. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s proposed contractual advisory fee rate against a peer group median.

48 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

The directors recognized that the Adviser’s total compensation from the Fund pursuant to the Advisory Agreement would be increased by amounts paid pursuant to the expense reimbursement provision in the Advisory Agreement, and that the impact of such expense reimbursement would depend on the size of the Fund and the extent to which the Adviser requests reimbursements pursuant to this provision.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it will provide to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the proposed

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 49

advisory fee would be for services in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors also considered the projected total expense ratio of the Class A shares of the Fund in comparison to a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”) selected by the 15(c) service provider. The directors also considered the Adviser’s proposed expense cap for the Fund for a one year period. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the projected expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s projected expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund does not contain breakpoints and that they had previously discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

50 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB ALL CHINA EQUITY PORTFOLIO | 51

NOTES

52 | AB ALL CHINA EQUITY PORTFOLIO	abfunds.com

AB ALL CHINA EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ACE-0151-1118

NOV    11.30.18

ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 1

ANNUAL REPORT

January 18, 2019

This report provides management’s discussion of fund performance for AB All Market Income Portfolio for the annual reporting period ended November 30, 2018.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	6 Months	12 Months
AB ALL MARKET INCOME PORTFOLIO
Class A Shares	-2.83%	-4.80%
Class C Shares[1]	-3.20%	-5.47%
Advisor Class Shares[2]	-2.80%	-4.56%
Primary Benchmark: MSCI ACWI (net)	-2.66%	-0.98%
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	0.43%	0.54%

1

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) for the six- and 12-month periods ended November 30, 2018.

During both periods, all share classes of the Fund underperformed the primary benchmark and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged), before sales charges. The Fund’s strategic decision to achieve diversification involves holding assets other than equities; this diversification detracted from performance, relative to the all-equity benchmark, as equity markets outperformed other asset classes (including US Treasuries, emerging-market and high-yield bonds) during both periods. Equity security selection also detracted, as the more income-oriented, high-dividend stocks favored by the Fund underperformed. In fixed income, investment-grade and high-yield bond asset classes underperformed the global sovereign bond asset class, for both periods.

2 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

Individual stock selection and emerging-market currency selection contributed for the six-month period. For the 12-month period, an allocation to emerging-market equities and call index overwriting contributed.

The Fund utilized derivatives in the form of futures, forwards, interest rate swaps, total return swaps, inflation (“CPI”) swaps and written options for hedging and investment purposes. For both periods, interest rate swaps, CPI swaps and written options detracted from absolute returns; total return swaps added. Futures detracted from performance for the six-month period and added for the 12-month period; forwards added for the six-month period and detracted for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended November 30, 2018, US stocks gained while non-US and emerging-market equities declined. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers. Although US stocks benefited from corporate tax reform early in the period, and strong earnings and economic data throughout, investor sentiment globally turned negative on fears of rising interest rates, worsening trade wars and slowing global growth. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing US-China trade tensions dampened investor sentiment in emerging markets toward the end of the period.

Fixed-income markets had mixed performance, with emerging-market local-currency government bonds and developed-market treasuries rallying, while global high yield and investment-grade securities sold off. Emerging-market debt sectors came under pressure from a stronger US dollar, slowing Chinese growth and escalating trade tensions. Developed-market yield curves generally rose, with a notable exception being Germany, where the curve flattened (bond yields move inversely to price). The US Federal Reserve (the “Fed”) raised interest rates four times during the period and began to formally reduce its balance sheet, as widely expected. However, the Fed surprised investors at the end of the period with dovish commentary, causing the market to price in fewer rate hikes for 2019. The European Central Bank started to scale back asset purchases but updated forward guidance to say that it would not change its policy rate until summer 2019 at the earliest.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on generating high, stable income with capital growth by investing in global fixed income, global equities and non-traditional assets. The Team utilizes rigorous quantitative research tools and fundamental expertise across all regions and markets.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 3

INVESTMENT POLICIES

The Adviser will allocate the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts), debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser will focus on securities that have high-dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser will adjust the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest-rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and may enter into derivatives in making the adjustments called for by

(continued on next page)

4 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

DAA. As a result of the use of derivatives and short sales of securities, the Fund will frequently be leveraged, with gross investment exposure substantially in excess of its net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High-Yield Debt Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest-rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest-rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest-rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

8 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/18/20141 TO 11/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB All Market Income Portfolio Class A shares (from 12/18/20141 to 11/30/2018) as compared to the performance of the Fund’s benchmarks. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/18/2014.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-4.80%	-8.82%
Since Inception[1]	4.03%	2.90%
CLASS C SHARES
1 Year	-5.47%	-6.36%
Since Inception[1]	3.26%	3.26%
ADVISOR CLASS SHARES[2]
1 Year	-4.56%	-4.56%
Since Inception[1]	4.28%	4.28%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.84%, 2.71% and 1.64% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2019 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through May 10, 2016 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the expense limitation. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/18/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

10 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-12.63%
Since Inception[1]	1.90%
CLASS C SHARES
1 Year	-10.38%
Since Inception[1]	2.23%
ADVISOR CLASS SHARES[2]
1 Year	-8.64%
Since Inception[1]	3.24%

1	Inception date: 12/18/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 11

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$971.70	$3.66	0.74%	$4.89	0.99%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%	$5.01	0.99%

12 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$967.00	$7.35	1.49%	$8.58	1.74%
Hypothetical**	$1,000	$1,017.60	$7.54	1.49%	$8.80	1.74%
Advisor Class
Actual	$1,000	$972.00	$2.42	0.49%	$3.66	0.74%
Hypothetical**	$1,000	$1,022.61	$2.48	0.49%	$3.75	0.74%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios and other expenses of AB High Income Fund. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 13

PORTFOLIO SUMMARY

November 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $104.1

TEN LARGEST HOLDINGS2

Security	U.S. $ Value	Percent of Net Assets
AB High Income Fund, Inc. – Class Z	$52,850,502	50.8%
JPMorgan Alerian MLP Index ETN	2,542,110	2.4
iShares Mortgage Real Estate ETF	1,384,437	1.3
Apple, Inc.	528,775	0.5
VEREIT, Inc. Series F	521,562	0.5
Invesco KBW Premium Yield Equity REIT ETF	506,538	0.5
Royal Dutch Shell PLC – Class B	497,723	0.5
Microsoft Corp.	477,049	0.5
Dominican Republic International Bond	462,636	0.4
Kimco Realty Corp. Series K	402,931	0.4
	$60,174,263	57.8%

1

All data are as of November 30, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	Long-term investments.

14 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

November 30, 2018

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 55.6%
Funds and Investment Trusts – 55.6%(a)
AB High Income Fund, Inc. – Class Z(b)	6,606,313	$52,850,502
Invesco KBW Premium Yield Equity REIT ETF	16,230	506,538
iShares International Developed Real Estate ETF(c)	9,691	271,542
iShares Mortgage Real Estate ETF(c)	31,775	1,384,437
JPMorgan Alerian MLP Index ETN(c)	103,464	2,542,110
Vanguard Real Estate ETF	4,192	343,660

Total Investment Companies (cost $63,879,338)		57,898,789

COMMON STOCKS – 28.1%
Financials – 5.7%
Banks – 2.0%
Bank of America Corp.	3,441	97,724
BB&T Corp.	330	16,863
Credit Agricole SA	11,779	146,388
DBS Group Holdings Ltd.	10,500	187,507
DNB ASA	1,090	18,726
Fifth Third Bancorp	1,094	30,555
Hang Seng Bank Ltd.	600	13,895
Intesa Sanpaolo SpA	77,343	179,665
JPMorgan Chase & Co.	3,441	382,605
Mitsubishi UFJ Financial Group, Inc.	2,800	15,320
Nordea Bank Abp	7,882	70,002
People’s United Financial, Inc.	8,540	143,984
PNC Financial Services Group, Inc. (The)	90	12,220
Royal Bank of Canada	2,420	177,441
Seven Bank Ltd.	4,300	13,353
Svenska Handelsbanken AB – Class A	14,060	155,029
Swedbank AB – Class A	6,853	159,425
Toronto-Dominion Bank (The)	752	41,634
Wells Fargo & Co.	4,210	228,519
Westpac Banking Corp.	580	11,046

		2,101,901

Capital Markets – 0.9%
CME Group, Inc. – Class A	882	167,651
Daiwa Securities Group, Inc.	26,700	147,772
Hargreaves Lansdown PLC	4,680	114,038
IGM Financial, Inc.	5,358	137,433
Intercontinental Exchange, Inc.	349	28,520
Investec PLC	2,300	14,022
Macquarie Group Ltd.	1,890	159,047

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Morgan Stanley	3,892	$172,766
Partners Group Holding AG	28	18,405

		959,654

Consumer Finance – 0.2%
Discover Financial Services	2,356	167,983

Diversified Financial Services – 0.1%
Berkshire Hathaway, Inc. – Class B(d)	268	58,488

Insurance – 2.4%
Admiral Group PLC	2,583	68,737
American Financial Group, Inc./OH	1,437	147,091
Aviva PLC	5,940	30,878
CNP Assurances	6,655	152,463
Direct Line Insurance Group PLC	2,330	9,763
Everest Re Group Ltd.	56	12,436
Fidelity National Financial, Inc.	1,362	45,763
Japan Post Holdings Co., Ltd.	12,800	155,858
Legal & General Group PLC	49,900	156,272
Mapfre SA	51,995	148,880
Marsh & McLennan Cos., Inc.(e)	151	13,394
MetLife, Inc.	3,860	172,272
MS&AD Insurance Group Holdings, Inc.	1,500	45,524
NN Group NV	710	30,283
Poste Italiane SpA(f)	19,340	147,013
Power Corp. of Canada	7,130	142,208
Power Financial Corp.	1,938	41,002
Principal Financial Group, Inc.	2,204	108,701
Progressive Corp. (The)	1,480	98,109
Prudential Financial, Inc.	1,827	171,300
QBE Insurance Group Ltd.	18,276	151,729
Suncorp Group Ltd.	12,626	123,216
Swiss Re AG	198	18,113
UnipolSai Assicurazioni SpA	55,142	128,477
Zurich Insurance Group AG	562	176,651

		2,496,133

Mortgage Real Estate Investment Trusts (REITs) – 0.1%
AGNC Investment Corp.	8,324	147,335

		5,931,494

Consumer Discretionary – 3.5%
Auto Components – 0.1%
Aisin Seiki Co., Ltd.	1,400	55,466

Automobiles – 0.5%
Ford Motor Co.	18,502	174,104
Subaru Corp.	6,800	151,420

16 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Toyota Motor Corp.	2,700	$163,219

		488,743

Diversified Consumer Services – 0.1%
H&R Block, Inc.	5,440	146,934

Hotels, Restaurants & Leisure – 0.5%
Aristocrat Leisure Ltd.	1,537	26,717
Compass Group PLC	890	19,086
Crown Resorts Ltd.	15,194	130,471
Darden Restaurants, Inc.	1,382	152,766
Las Vegas Sands Corp.	3,033	166,633
McDonald’s Corp.	142	26,769

		522,442

Household Durables – 0.5%
Auto Trader Group PLC(f)	2,530	14,177
Barratt Developments PLC	22,514	133,119
Garmin Ltd.	2,408	160,517
Iida Group Holdings Co., Ltd.	1,600	28,300
Sekisui House Ltd.	5,500	83,013
Taylor Wimpey PLC	79,475	136,318

		555,444

Internet & Direct Marketing Retail – 0.3%
Amazon.com, Inc.(d)(e)	211	356,626

Leisure Products – 0.1%
Amer Sports Oyj(d)	320	12,004
Polaris Industries, Inc.	426	41,322

		53,326

Multiline Retail – 0.3%
Dollar General Corp.	175	19,423
Kohl’s Corp.	2,198	147,640
Next PLC	2,245	140,178
Target Corp.	220	15,611

		322,852

Specialty Retail – 0.7%
AutoZone, Inc.(d)	18	14,563
Best Buy Co., Inc.	2,447	158,052
Home Depot, Inc. (The)(e)	1,440	259,661
L Brands, Inc.	5,009	165,848
Ross Stores, Inc.(e)	507	44,413
TJX Cos., Inc. (The)	933	45,577

		688,114

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.4%
HUGO BOSS AG	1,930	$133,736
Li & Fung Ltd.	604,000	123,933
VF Corp.	1,877	152,581

		410,250

		3,600,197

Information Technology – 3.1%
Communications Equipment – 0.0%
Cisco Systems, Inc.	898	42,987

Electronic Equipment, Instruments & Components – 0.1%
Hitachi Ltd.	3,300	96,101

IT Services – 0.7%
Amadeus IT Group SA – Class A	333	23,900
Amdocs Ltd.	180	11,684
Booz Allen Hamilton Holding Corp.	745	38,226
Capgemini SE	229	26,738
Fidelity National Information Services, Inc.(e)	377	40,697
Mastercard, Inc. – Class A	1,173	235,855
Otsuka Corp.	700	23,654
Paychex, Inc.(e)	3,040	215,111
Total System Services, Inc.	342	29,881
Visa, Inc. – Class A	432	61,218

		706,964

Semiconductors & Semiconductor Equipment – 0.7%
Intel Corp.(e)	6,040	297,833
KLA-Tencor Corp.	397	39,129
QUALCOMM, Inc.	3,605	210,027
Texas Instruments, Inc.	1,993	199,001
Xilinx, Inc.	234	21,640

		767,630

Software – 0.8%
Adobe, Inc.(d)	339	85,052
Check Point Software Technologies Ltd.(d)	319	35,667
Constellation Software, Inc./Canada	26	17,832
Microsoft Corp.	4,302	477,049
Nice Ltd.(d)	493	57,186
Oracle Corp.(e)	1,799	87,720
Oracle Corp. Japan	700	45,508

		806,014

18 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Technology Hardware, Storage & Peripherals – 0.8%
Apple, Inc.(e)	2,961	$528,775
HP, Inc.	2,811	64,653
Konica Minolta, Inc.	8,800	79,442
Seagate Technology PLC	3,598	155,038

		827,908

		3,247,604

Health Care – 2.6%
Biotechnology – 0.3%
AbbVie, Inc.(e)	2,657	250,475
Gilead Sciences, Inc.	605	43,524

		293,999

Health Care Equipment & Supplies – 0.3%
Align Technology, Inc.(d)	70	16,092
Baxter International, Inc.	1,529	104,813
Coloplast A/S – Class B	260	24,824
Medtronic PLC	2,530	246,751

		392,480

Health Care Providers & Services – 0.5%
Anthem, Inc.(e)	308	89,341
Cardinal Health, Inc.	1,900	104,177
CVS Health Corp.	1,038	83,248
Humana, Inc.	128	42,172
Quest Diagnostics, Inc.	723	64,036
Ryman Healthcare Ltd.	1,920	15,312
UnitedHealth Group, Inc.(e)	567	159,532

		557,818

Life Sciences Tools & Services – 0.1%
Illumina, Inc.(d)	202	68,175

Pharmaceuticals – 1.4%
Astellas Pharma, Inc.	1,200	18,492
Bristol-Myers Squibb Co.	355	18,978
GlaxoSmithKline PLC	1,020	21,144
H Lundbeck A/S	3,966	163,016
Johnson & Johnson	983	144,403
Merck & Co., Inc.(e)	4,502	357,189
Novo Nordisk A/S – Class B	525	24,418
Pfizer, Inc.(e)	8,186	378,439
Roche Holding AG	1,078	279,832

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Sanofi	155	$14,052
Takeda Pharmaceutical Co., Ltd.(c)	500	18,823

		1,438,786

		2,751,258

Energy – 2.6%
Energy Equipment & Services – 0.2%
Helmerich & Payne, Inc.	2,449	148,409

Oil, Gas & Consumable Fuels – 2.4%
Aker BP ASA	4,320	123,045
BP PLC	4,087	27,181
Chevron Corp.	2,266	269,518
ConocoPhillips	2,941	194,635
Enagas SA	4,668	128,448
Eni SpA	9,976	160,966
Equinor ASA	1,020	23,893
Exxon Mobil Corp.	2,223	176,729
HollyFrontier Corp.	2,405	150,240
Marathon Petroleum Corp.	1,997	130,125
Pembina Pipeline Corp.	649	21,883
Phillips 66	571	53,400
Repsol SA	1,080	18,604
Royal Dutch Shell PLC – Class A	7,709	233,568
Royal Dutch Shell PLC – Class B	8,626	264,155
Snam SpA	34,289	150,454
Suncor Energy, Inc.	2,365	76,255
Targa Resources Corp.	2,855	127,419
TOTAL SA	726	40,380
Valero Energy Corp.	1,900	151,810

		2,522,708

		2,671,117

Industrials – 2.2%
Aerospace & Defense – 0.4%
BAE Systems PLC	2,410	15,150
Boeing Co. (The)(e)	791	274,288
Harris Corp.	71	10,149
Raytheon Co.	777	136,239

		435,826

Air Freight & Logistics – 0.4%
Expeditors International of Washington, Inc.	360	27,392
Royal Mail PLC	32,540	133,127
United Parcel Service, Inc. – Class B	1,592	183,542

		344,061

20 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Airlines – 0.0%
Qantas Airways Ltd.	5,235	$22,885

Commercial Services & Supplies – 0.0%
Republic Services, Inc. – Class A	162	12,529

Construction & Engineering – 0.1%
Epiroc AB – Class A(d)	3,538	28,988
Fluor Corp.	1,826	74,738

		103,726

Electrical Equipment – 0.3%
Eaton Corp. PLC	2,217	170,576
Emerson Electric Co.	2,403	162,251

		332,827

Industrial Conglomerates – 0.2%
NWS Holdings Ltd.	70,000	147,583

Machinery – 0.2%
Caterpillar, Inc.	208	28,219
Cummins, Inc.	764	115,410
JTEKT Corp.	4,000	51,018
NSK Ltd.	4,800	45,242

		239,889

Professional Services – 0.2%
Experian PLC	810	19,760
RELX PLC(d)	1,620	33,727
SGS SA	60	142,339
Wolters Kluwer NV	455	27,508

		223,334

Road & Rail – 0.3%
ComfortDelGro Corp., Ltd.	13,800	21,196
MTR Corp., Ltd.	30,500	158,530
Union Pacific Corp.	1,041	160,085

		339,811

Trading Companies & Distributors – 0.1%
Fastenal Co.	531	31,467
ITOCHU Corp.	2,800	49,839

		81,306

		2,283,777

Communication Services – 2.2%
Diversified Telecommunication Services – 1.1%
AT&T, Inc.(e)	9,692	302,778
BCE, Inc.	1,165	49,935

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Bezeq The Israeli Telecommunication Corp., Ltd.	115,752	$133,638
BT Group PLC	5,634	18,854
Elisa Oyj	2,806	112,661
HKT Trust & HKT Ltd. – Class SS	34,000	49,249
Nippon Telegraph & Telephone Corp.	1,000	41,251
PCCW Ltd.	265,000	155,727
Verizon Communications, Inc.	4,952	298,606

		1,162,699

Entertainment – 0.2%
Daiichikosho Co., Ltd.	300	13,723
Netflix, Inc.(d)	665	190,277
Walt Disney Co. (The)	170	19,633

		223,633

Interactive Media & Services – 0.3%
Alphabet, Inc. – Class A(d)(e)	82	90,991
Alphabet, Inc. – Class C(d)(e)	108	118,198
Facebook, Inc. – Class A(d)(e)	743	104,474

		313,663

Media – 0.5%
Comcast Corp. – Class A	1,556	60,699
Discovery, Inc. – Class C(d)	3,940	110,044
Omnicom Group, Inc.	1,555	119,689
RTL Group SA	2,476	148,205
Singapore Press Holdings Ltd.	20,300	39,182

		477,819

Wireless Telecommunication Services – 0.1%
KDDI Corp.	4,400	103,386

		2,281,200

Utilities – 1.9%
Electric Utilities – 0.9%
EDP – Energias de Portugal SA	41,069	143,528
Endesa SA	6,454	144,193
Enel SpA	21,261	115,661
OGE Energy Corp.	3,968	157,212
PPL Corp.	5,016	153,440
Southern Co. (The)	3,874	183,356

		897,390

Gas Utilities – 0.1%
AltaGas Ltd.	12,338	134,184

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	10,357	160,430

22 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Multi-Utilities – 0.8%
Ameren Corp.	2,451	$168,188
CenterPoint Energy, Inc.(e)	5,519	154,587
Consolidated Edison, Inc.	841	67,574
Dominion Energy, Inc.	2,385	177,682
Engie SA	11,417	160,931
SCANA Corp.	1,352	63,084

		792,046

		1,984,050

Real Estate – 1.5%
Equity Real Estate Investment Trusts (REITs) – 1.1%
CapitaLand Mall Trust	91,800	150,829
Covivio	1,487	144,986
Duke Realty Corp.	510	14,515
Host Hotels & Resorts, Inc.	7,713	146,547
Kimco Realty Corp.	9,640	157,614
Lamar Advertising Co. – Class A	154	11,679
Nippon Building Fund, Inc.	2	12,465
Scentre Group	4,920	14,065
Simon Property Group, Inc.	1,003	186,247
Stockland	8,600	22,935
VEREIT, Inc.	19,366	148,150
Vicinity Centres	74,650	146,096
Weyerhaeuser Co.	500	13,205

		1,169,333

Real Estate Management & Development – 0.4%
CapitaLand Ltd.	59,300	135,295
Daito Trust Construction Co., Ltd.	100	13,078
Nomura Real Estate Holdings, Inc.	3,700	73,107
Swire Pacific Ltd. – Class A	13,000	144,151
Vonovia SE	558	27,129

		392,760

		1,562,093

Materials – 1.5%
Chemicals – 0.8%
CF Industries Holdings, Inc.	3,204	135,177
Covestro AG(f)	140	8,109
Evonik Industries AG	4,201	113,457
Incitec Pivot Ltd.	53,275	147,014
LyondellBasell Industries NV – Class A	2,146	200,243
Methanex Corp.	2,077	115,086
Solvay SA	130	14,083
Sumitomo Chemical Co., Ltd.	11,300	61,514

		794,683

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Containers & Packaging – 0.3%
International Paper Co.	3,426	$158,247
Westrock Co.	3,331	156,924

		315,171

Metals & Mining – 0.4%
Alumina Ltd.	47,134	77,228
BHP Billiton Ltd.	7,073	157,158
BHP Group PLC	8,340	160,589

		394,975

Paper & Forest Products – 0.0%
Stora Enso Oyj – Class R	2,509	32,073

		1,536,902

Consumer Staples – 1.3%
Beverages – 0.2%
Coca-Cola Amatil Ltd.	19,311	121,968
Coca-Cola European Partners PLC(d)	1,173	56,938
PepsiCo, Inc.	237	28,900

		207,806

Food & Staples Retailing – 0.4%
Costco Wholesale Corp.	966	223,416
Koninklijke Ahold Delhaize NV	1,060	27,316
Lawson, Inc.	500	32,772
Sysco Corp.	288	19,411
Walgreens Boots Alliance, Inc.	365	30,905
Walmart, Inc.	369	36,033

		369,853

Food Products – 0.1%
General Mills, Inc.	930	39,348
Nestle SA	607	51,785
Salmar ASA	679	38,401

		129,534

Household Products – 0.2%
Procter & Gamble Co. (The)	2,530	239,110

Personal Products – 0.0%
Unilever PLC	279	15,120

Tobacco – 0.4%
Altria Group, Inc.(e)	3,698	202,761
British American Tobacco PLC	826	28,920
Imperial Brands PLC	690	21,269
Philip Morris International, Inc.(e)	429	37,122
Swedish Match AB	3,055	119,397

		409,469

		1,370,892

Total Common Stocks (cost $29,949,368)		29,220,584

24 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PREFERRED STOCKS – 6.2%
Real Estate – 6.2%
Diversified REITs – 1.2%
Colony Capital, Inc. Series I 7.15%	14,300	$291,720
Gladstone Commercial Corp. Series D 7.00%	5,000	124,250
Global Net Lease, Inc. Series A 7.25%	7,900	195,920
PS Business Parks, Inc. Series V 5.70%	1,800	41,562
PS Business Parks, Inc. Series Y 5.20%	3,650	75,810
VEREIT, Inc. Series F 6.70%(c)	15,475	373,412
Vornado Realty Trust Series K 5.70%	4,000	89,480
Vornado Realty Trust Series L 5.40%	4,100	89,298

		1,281,452

Equity Real Estate Investment Trusts (REITs) – 0.2%
Kimco Realty Corp. Series L 5.125%	7,550	146,923
Public Storage Series G 5.05%	2,000	43,700

		190,623

Health Care REITs – 0.1%
Senior Housing Properties Trust 6.25%(c)	3,000	71,400

Hotel & Resort REITs – 1.1%
Ashford Hospitality Trust, Inc. Series F 7.375%(c)	5,000	109,050

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ashford Hospitality Trust, Inc. Series G 7.375%(c)	4,000	$86,400
Ashford Hospitality Trust, Inc. Series I 7.50%(c)	2,350	51,582
Hersha Hospitality Trust Series C 6.875%	3,000	66,510
Hersha Hospitality Trust Series D 6.50%	4,600	93,794
Hersha Hospitality Trust Series E 6.50%	3,800	77,710
LaSalle Hotel Properties Series I 6.375%	2,450	56,717
LaSalle Hotel Properties Series J 6.30%	2,400	53,040
Pebblebrook Hotel Trust Series C 6.50%	4,100	95,940
Pebblebrook Hotel Trust Series D 6.375%	3,700	83,620
Summit Hotel Properties, Inc. Series D 6.45%	3,525	81,604
Summit Hotel Properties, Inc. Series E 6.25%	5,975	125,774
Sunstone Hotel Investors, Inc. Series E 6.95%	4,475	111,204
Sunstone Hotel Investors, Inc. Series F 6.45%	1,425	35,233

		1,128,178

Industrial REITs – 0.3%
Monmouth Real Estate Investment Corp. Series C 6.125%(c)	7,600	171,684
Rexford Industrial Realty, Inc. Series A 5.875%(c)	2,400	54,843

26 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Rexford Industrial Realty, Inc. Series B 5.875%	2,400	$54,960

		281,487

Office REITs – 0.1%
Boston Properties, Inc. Series B 5.25%(c)	4,600	101,660
SL Green Realty Corp. Series I 6.50%	800	19,696
Vornado Realty Trust Series M 5.25%(c)	2,400	49,512

		170,868

Residential REITs – 0.6%
American Homes 4 Rent Series D 6.50%	2,600	60,476
American Homes 4 Rent Series E 6.35%	5,875	133,832
Apartment Investment & Management Co. Series A 6.875%	4,475	115,187
Investors Real Estate Trust Series C 6.625%	1,200	28,860
UMH Properties, Inc. Series C 6.75%	6,550	148,030
UMH Properties, Inc. Series D 6.375%	5,800	129,340

		615,725

Retail REITs – 1.8%
Brookfield Property REIT, Inc. Series A 6.375%	9,900	236,907
Cedar Realty Trust, Inc. Series C 6.50%	4,425	88,279
Federal Realty Investment Trust Series C 5.00%	5,400	112,266

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kimco Realty Corp. Series K 5.625%	4,600	$98,394
National Retail Properties, Inc. Series F 5.20%	8,900	189,392
Pennsylvania Real Estate Investment Trust Series D 6.875%	3,000	61,830
Saul Centers, Inc. Series C 6.875%	2,308	56,258
Saul Centers, Inc. Series D 6.125%	8,000	175,920
SITE Centers Corp. Series A 6.375%	6,775	153,860
SITE Centers Corp. Series J 6.50%	2,800	64,400
SITE Centers Corp. Series K 6.25%	3,600	78,696
Spirit Realty Capital, Inc. Series A 6.00%	4,300	94,643
Taubman Centers, Inc. Series J 6.50%	7,450	181,780
Taubman Centers, Inc. Series K 6.25%	2,800	65,968
Urstadt Biddle Properties, Inc. Series G 6.75%	5,150	125,402
Urstadt Biddle Properties, Inc. Series H 6.25%	4,250	95,370
Washington Prime Group, Inc. Series H 7.50%	100	1,974
Washington Prime Group, Inc. Series I 6.875%	300	5,388

		1,886,727

28 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Specialized REITs – 0.8%
Digital Realty Trust, Inc. Series I 6.35%		6,725	$179,020
Digital Realty Trust, Inc. Series J 5.25%		7,000	148,960
EPR Properties Series G 5.75%		10,225	217,792
National Storage Affiliates Trust Series A 6.00%		5,700	132,639
Public Storage Series C 5.125%(c)		3,500	76,300
Public Storage Series V 5.375%		1,650	37,059
Public Storage Series W 5.20%		700	15,281

			807,051

Total Preferred Stocks (cost $7,101,355)			6,433,511

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 1.4%
Argentina – 0.2%
Argentine Republic Government International Bond 7.50%, 4/22/26	U.S.$	300	254,250

Costa Rica – 0.0%
Costa Rica Government International Bond 4.37%, 5/22/19(f)		33	32,422

Ecuador – 0.2%
Ecuador Government International Bond 9.65%, 12/13/26(f)		200	185,800

Egypt – 0.2%
Egypt Government International Bond 6.125%, 1/31/22(f)		200	196,000

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gabon – 0.2%
Gabon Government International Bond 6.375%, 12/12/24(f)	U.S.$	200	$175,250

Iraq – 0.2%
Iraq International Bond 6.752%, 3/09/23(f)		200	192,500

Senegal – 0.2%
Senegal Government International Bond 6.25%, 7/30/24(f)		200	191,250

Ukraine – 0.1%
Ukraine Government International Bond 7.75%, 9/01/22(f)		100	92,500

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(f)		200	150,250

Total Emerging Markets – Sovereigns (cost $1,660,466)			1,470,222

EMERGING MARKETS – TREASURIES – 0.5%
Argentina – 0.0%
Argentina POM Politica Monetaria Series POM 42.82% (ARLLMONP), 6/21/20(g)	ARS	680	18,533

Brazil – 0.1%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	307	82,352

Dominican Republic – 0.4%
Dominican Republic International Bond 16.95%, 2/04/22(f)	DOP	19,700	462,636

Total Emerging Markets – Treasuries (cost $621,853)			563,521

EMERGING MARKETS – CORPORATE BONDS – 0.2%
Financial Institutions – 0.2%
Banking – 0.2%
Fidelity Bank PLC 10.50%, 10/16/22(f) (cost $198,450)	U.S.$	200	200,250

30 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Venezuela – 0.2%
Petroleos de Venezuela SA 5.50%, 4/12/37(d)(f)(h) (cost $437,247)	U.S.$	1,150	$185,725

GOVERNMENTS – TREASURIES – 0.1%
Mexico – 0.1%
Mexican Bonos Series M 20 7.50%, 6/03/27 (cost $155,402)	MXN	3,260	145,251

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Autonomous City of Buenos Aires Argentina Series 20 27.82% (BADLAR + 5.00%), 1/23/22(g) (cost $194,632)	ARS	3,248	77,730

		Shares
SHORT-TERM INVESTMENTS – 3.5%
Investment Companies – 3.5%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.13%(a)(b)(i) (cost $3,668,838)		3,668,838	3,668,838

Total Investments Before Security Lending Collateral for Securities Loaned – 95.9% (cost $107,866,949)			99,864,421

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.0%
Investment Companies – 3.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.13%(a)(b)(i) (cost $3,128,303)		3,128,303	3,128,303

Total Investments – 98.9% (cost $110,995,252)			102,992,724
Other assets less liabilities – 1.1%			1,127,569

Net Assets – 100.0%			$104,120,293

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at November 30, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	22	December 2018	AUD	2,200		$2,084,648	$2,087,505	$2,857
10 Yr Mini Japan Government Bond Futures	38	December 2018	JPY	380,000		5,031,318	5,062,538	31,220
Amsterdam Index Futures	1	December 2018	EUR	0	*	119,179	117,553	(1,626)
Cac40 10 Euro Futures	11	December 2018	EUR	0	*	631,638	621,410	(10,228)
Canadian 10 Yr Bond Futures	17	March 2019	CAD	1,700		1,693,694	1,705,438	11,744
DAX Index Futures	2	December 2018	EUR	0	*	679,176	636,693	(42,483)
Euro STOXX 50 Index Futures	8	December 2018	EUR	0	*	305,231	286,467	(18,764)
FTSE 100 Index Futures	12	December 2018	GBP	0	*	1,090,231	1,065,630	(24,601)
FTSE/MIB Index Futures	1	December 2018	EUR	0	*	118,988	108,535	(10,453)
IBEX 35 Index Futures	1	December 2018	EUR	0	*	102,536	102,352	(184)
Long Gilt Futures	7	March 2019	GBP	700		1,090,448	1,093,919	3,471
Omxs30 Index Futures	22	December 2018	SEK	2		367,465	365,392	(2,073)
S&P 500 E-Mini Futures	22	December 2018	USD	1		3,091,409	3,034,130	(57,279)
TOPIX Index Futures	10	December 2018	JPY	100		1,514,312	1,469,409	(44,903)

Sold Contracts
Hang Seng Index Futures	6	December 2018	HKD	0	*	1,007,912	1,017,293	(9,381)
Mini S&P TSX 60 Futures	2	December 2018	CAD	0	*	71,626	68,694	2,932
MSCI EAFE Futures	9	December 2018	USD	0	*	861,397	817,335	44,062
MSCI Singapore IX ETS Futures	26	December 2018	SGD	3		653,037	660,566	(7,529)
S&P 500 E-Mini Futures	23	December 2018	USD	1		3,329,613	3,172,045	157,568
S&P TSX 60 Index Futures	3	December 2018	CAD	1		428,908	412,163	16,745
SPI 200 Futures	4	December 2018	AUD	0	*	440,146	414,713	25,433

								$66,528

32 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	644	RUB	42,945	12/14/18	$(4,096)
Barclays Bank PLC	COP	1,068,392	USD	339	12/20/18	9,369
Barclays Bank PLC	INR	79,553	USD	1,124	12/13/18	(15,931)
Barclays Bank PLC	CNY	4,206	USD	603	1/24/19	(1,177)
Barclays Bank PLC	TRY	2,324	USD	346	12/14/18	(97,238)
Barclays Bank PLC	CHF	762	USD	770	12/14/18	6,738
Barclays Bank PLC	USD	576	CAD	752	12/14/18	(9,832)
Barclays Bank PLC	USD	611	NOK	5,116	3/15/19	(13,180)
Barclays Bank PLC	USD	170	TWD	5,229	12/11/18	(801)
Barclays Bank PLC	USD	598	PHP	32,552	12/11/18	21,717
Barclays Bank PLC	USD	248	RUB	16,790	12/14/18	2,287
BNP Paribas SA	USD	1,024	CHF	1,027	12/14/18	5,015
BNP Paribas SA	USD	979	NZD	1,521	12/14/18	66,647
Citibank, NA	KRW	802,991	USD	715	2/20/19	(3,536)
Citibank, NA	CLP	364,262	USD	538	12/20/18	(4,878)
Citibank, NA	BRL	3,099	USD	815	12/04/18	13,300
Citibank, NA	USD	821	BRL	3,099	12/04/18	(19,402)
Citibank, NA	USD	715	EUR	609	12/14/18	(25,441)
Citibank, NA	USD	983	JPY	110,790	12/14/18	(6,469)
Citibank, NA	USD	1,707	INR	119,110	12/13/18	(357)
Credit Suisse International	AUD	1,117	USD	790	12/14/18	(27,176)
Credit Suisse International	EUR	616	USD	722	12/14/18	23,659
Credit Suisse International	USD	505	SEK	4,584	12/14/18	(1,131)
Credit Suisse International	USD	519	HUF	145,244	12/14/18	(10,537)
Deutsche Bank AG	USD	232	PEN	784	12/20/18	(640)
Goldman Sachs International	CAD	752	USD	580	12/14/18	13,373
Goldman Sachs International	GBP	476	USD	622	12/14/18	15,547
Goldman Sachs International	USD	598	MXN	11,591	12/14/18	(29,800)
HSBC Bank USA	LKR	2,134	USD	12	2/15/19	122
HSBC Bank USA	LKR	1,903	USD	11	2/22/19	92
HSBC Bank USA	USD	10	LKR	1,903	2/22/19	11
HSBC Bank USA	USD	12	LKR	2,134	2/15/19	14
JPMorgan Chase Bank, NA	SEK	9,405	USD	1,051	3/15/19	8,420
JPMorgan Chase Bank, NA	PEN	2,034	USD	605	12/20/18	3,310
JPMorgan Chase Bank, NA	USD	645	NOK	5,332	12/14/18	(23,929)
Morgan Stanley & Co., Inc.	GBP	488	USD	638	12/14/18	15,418
Morgan Stanley & Co., Inc.	BRL	211	USD	55	12/04/18	52
Morgan Stanley & Co., Inc.	BRL	211	USD	54	1/03/19	(330)
Morgan Stanley & Co., Inc.	USD	245	GBP	187	12/14/18	(6,813)
Morgan Stanley & Co., Inc.	USD	54	BRL	211	12/04/18	312
Morgan Stanley & Co., Inc.	USD	586	AUD	822	12/14/18	15,188
Morgan Stanley & Co., Inc.	USD	507	JPY	56,158	12/14/18	(11,958)
Natwest Markets PLC	USD	618	NZD	948	12/14/18	33,291
Nomura Global Financial Products, Inc.	THB	6,328	USD	193	12/14/18	745
Standard Chartered Bank	TWD	28,641	USD	935	12/11/18	5,999
Standard Chartered Bank	USD	677	IDR	10,341,026	1/29/19	40,193
State Street Bank & Trust Co.	HUF	62,074	USD	220	12/14/18	2,588
State Street Bank & Trust Co.	SEK	8,200	USD	913	12/14/18	11,338
State Street Bank & Trust Co.	CZK	10,197	USD	456	12/14/18	11,477

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	MXN	5,468	USD	285	12/14/18	$16,879
State Street Bank & Trust Co.	JPY	3,595	USD	32	12/14/18	(15)
State Street Bank & Trust Co.	ZAR	2,070	USD	142	3/15/19	(5,043)
State Street Bank & Trust Co.	JPY	1,680	USD	15	12/14/18	98
State Street Bank & Trust Co.	NOK	2,045	USD	246	12/14/18	7,496
State Street Bank & Trust Co.	EUR	1,799	USD	2,100	12/14/18	61,913
State Street Bank & Trust Co.	CHF	1,069	USD	1,109	12/14/18	38,241
State Street Bank & Trust Co.	CAD	1,111	USD	853	12/14/18	16,694
State Street Bank & Trust Co.	NZD	506	USD	341	12/14/18	(6,410)
State Street Bank & Trust Co.	AUD	553	USD	392	12/14/18	(11,487)
State Street Bank & Trust Co.	PLN	301	USD	81	12/14/18	1,583
State Street Bank & Trust Co.	ILS	278	USD	76	12/14/18	965
State Street Bank & Trust Co.	HKD	272	USD	35	12/14/18	(4)
State Street Bank & Trust Co.	GBP	435	USD	567	12/14/18	13,007
State Street Bank & Trust Co.	CAD	188	USD	143	3/15/19	900
State Street Bank & Trust Co.	EUR	187	USD	216	1/09/19	3,883
State Street Bank & Trust Co.	DKK	154	USD	23	12/14/18	103
State Street Bank & Trust Co.	EUR	84	USD	96	3/15/19	417
State Street Bank & Trust Co.	ILS	28	USD	8	12/14/18	(30)
State Street Bank & Trust Co.	CHF	28	USD	27	12/14/18	(153)
State Street Bank & Trust Co.	SGD	16	USD	12	12/14/18	(40)
State Street Bank & Trust Co.	ZAR	13	USD	1	12/14/18	(88)
State Street Bank & Trust Co.	USD	359	CAD	464	12/14/18	(9,361)
State Street Bank & Trust Co.	USD	5	EUR	5	12/14/18	(30)
State Street Bank & Trust Co.	USD	12	SGD	16	12/14/18	63
State Street Bank & Trust Co.	USD	6	CHF	6	12/14/18	54
State Street Bank & Trust Co.	USD	823	GBP	628	12/14/18	(22,469)
State Street Bank & Trust Co.	USD	36	EUR	32	12/14/18	205
State Street Bank & Trust Co.	USD	532	AUD	736	12/14/18	5,870
State Street Bank & Trust Co.	USD	5	DKK	34	12/14/18	27
State Street Bank & Trust Co.	USD	5	HKD	40	12/14/18	3
State Street Bank & Trust Co.	USD	200	NOK	1,661	12/14/18	(6,872)
State Street Bank & Trust Co.	USD	5	SEK	47	12/14/18	8
State Street Bank & Trust Co.	USD	296	CHF	284	12/14/18	(11,472)
State Street Bank & Trust Co.	USD	20	SEK	182	12/14/18	(152)
State Street Bank & Trust Co.	USD	220	EUR	190	1/09/19	(3,421)
State Street Bank & Trust Co.	USD	27	JPY	3,039	12/14/18	(110)
State Street Bank & Trust Co.	USD	594	TRY	3,848	12/14/18	139,698
State Street Bank & Trust Co.	USD	23	JPY	2,624	12/14/18	39
State Street Bank & Trust Co.	USD	237	MXN	4,631	12/14/18	(10,330)
State Street Bank & Trust Co.	USD	272	MXN	5,632	3/15/19	812
UBS AG	USD	460	EUR	391	12/14/18	(16,748)

						$216,293

34 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index(j)	Citibank, NA	290	EUR	3,100.00	December 2018	EUR	0	*	$24,759	$(30,565)
FTSE 100 Index(j)	Citibank, NA	60	GBP	7,100.00	December 2018	GBP	0	*	8,618	(4,098)
Nikkei 225 Index(j)	Goldman Sachs International	3,000	JPY	21,625.00	December 2018	JPY	3		18,579	(23,058)
S&P 500 Index(j)	Goldman Sachs International	200	USD	2,690.00	December 2018	USD	0	*	8,071	(18,892)
S&P 500 Index(j)	Goldman Sachs International	1,000	USD	2,690.00	December 2018	USD	1		42,601	(94,461)

									$102,628	$(171,074)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index(j)	Citibank, NA	290	EUR	3,100.00	December 2018	EUR	0	*	$16,506	$(9,877)
FTSE 100 Index(j)	Citibank, NA	60	GBP	7,100.00	December 2018	GBP	0	*	11,961	(13,195)
Nikkei 225 Index(j)	Goldman Sachs International	3,000	JPY	21,625.00	December 2018	JPY	3		21,192	(3,696)
S&P 500 Index(j)	Goldman Sachs International	200	USD	2,690.00	December 2018	USD	0	*	16,562	(4,937)
S&P 500 Index(j)	Goldman Sachs International	1,000	USD	2,690.00	December 2018	USD	1		71,770	(24,688)

									$137,991	$(56,393)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	310	8/21/20	3 Month LIBOR	1.620%	Quarterly/ Semi-Annual	$(5,823)	$—	$(5,823)
USD	1,050	1/10/22	3 Month LIBOR	1.941%	Quarterly/ Semi-Annual	(28,247)	—	(28,247)
EUR	40	3/24/27	6 Month EURIBOR	0.829%	Semi-Annual/Annual	774	—	774
EUR	230	5/05/27	6 Month EURIBOR	0.790%	Semi-Annual/Annual	2,903	—	2,903

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
EUR	210	6/02/27	6 Month EURIBOR	0.762%	Semi-Annual/Annual	$2,045	$—	$2,045
USD	60	6/20/27	3 Month LIBOR	2.144%	Quarterly/Semi-Annual	(3,800)	—	(3,800)
USD	290	6/30/27	3 Month LIBOR	2.219%	Quarterly/Semi-Annual	(16,623)	—	(16,623)
USD	240	7/11/27	3 Month LIBOR	2.379%	Quarterly/Semi-Annual	(10,754)	—	(10,754)
USD	620	8/08/27	3 Month LIBOR	2.280%	Quarterly/Semi-Annual	(33,038)	—	(33,038)
USD	470	9/11/27	3 Month LIBOR	2.043%	Quarterly/Semi-Annual	(37,087)	—	(37,087)
USD	300	9/29/27	3 Month LIBOR	2.290%	Quarterly/Semi-Annual	(17,842)	—	(17,842)
USD	520	10/10/27	3 Month LIBOR	2.354%	Quarterly/Semi-Annual	(28,382)	—	(28,382)
USD	280	11/08/27	3 Month LIBOR	2.326%	Quarterly/Semi-Annual	(16,050)	—	(16,050)
USD	360	12/27/27	3 Month LIBOR	2.492%	Quarterly/Semi-Annual	(13,902)	—	(13,902)
USD	1,200	1/09/28	3 Month LIBOR	2.468%	Quarterly/Semi-Annual	(47,336)	—	(47,336)
NOK	8,870	1/11/28	6 Month NIBOR	1.906%	Semi-Annual/Annual	(7,243)	—	(7,243)
USD	300	1/16/28	3 Month LIBOR	2.558%	Quarterly/Semi-Annual	(10,043)	—	(10,043)
USD	350	1/23/28	3 Month LIBOR	2.690%	Quarterly/Semi-Annual	(7,859)	—	(7,859)
USD	660	3/09/28	3 Month LIBOR	2.931%	Quarterly/Semi-Annual	(6,050)	—	(6,050)
SEK	130	4/11/28	3 Month STIBOR	1.205%	Quarterly/Annual	322	—	322
USD	120	4/25/28	3 Month LIBOR	3.011%	Quarterly/Semi-Annual	(240)	—	(240)
GBP	190	5/11/28	1.593%	6 Month LIBOR	Semi-Annual/Semi-Annual	(1,303)	—	(1,303)
NOK	3,860	5/15/28	6 Month NIBOR	2.234%	Semi-Annual/Annual	8,150	—	8,150
EUR	800	5/15/28	1.005%	6 Month EURIBOR	Annual/ Semi-Annual	(21,830)	—	(21,830)
GBP	110	6/05/28	1.517%	6 Month LIBOR	Semi-Annual/Semi-Annual	(266)	—	(266)
EUR	130	6/07/28	0.929%	6 Month EURIBOR	Annual/ Semi-Annual	(2,244)	—	(2,244)
SEK	2,450	6/08/28	3 Month STIBOR	1.178%	Quarterly/Annual	3,905	—	3,905
AUD	1,750	7/11/28	2.838%	6 Month BBSW	Semi-Annual/Semi-Annual	(10,140)	—	(10,140)
NOK	6,550	7/12/28	6 Month NIBOR	2.145%	Semi-Annual/Annual	923	—	923

36 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD	910	7/12/28	3 Month LIBOR	2.940%	Quarterly/Semi-Annual	$(868)	$—	$(868)
CHF	30	7/12/28	6 Month LIBOR	0.403%	Semi-Annual/Annual	202	—	202
EUR	1,870	7/16/28	6 Month EURIBOR	0.871%	Semi-Annual/Annual	15,297	—	15,297
AUD	520	8/01/28	2.865%	6 Month BBSW	Semi-Annual/Semi-Annual	(3,821)	—	(3,821)
CHF	960	9/10/28	6 Month LIBOR	0.400%	Semi-Annual/Annual	1,486	—	1,486
GBP	400	10/09/28	1.769%	6 Month LIBOR	Semi-Annual/Semi-Annual	(11,099)	—	(11,099)
AUD	560	10/10/28	2.915%	6 Month BBSW	Semi-Annual/Semi-Annual	(5,305)	—	(5,305)
NOK	1,740	10/11/28	6 Month NIBOR	2.396%	Semi-Annual/Annual	4,334	—	4,334
USD	520	10/11/28	3 Month LIBOR	3.276%	Quarterly/Semi-Annual	10,598	—	10,598
GBP	1,520	11/09/28	1.695%	6 Month LIBOR	Semi-Annual/Semi-Annual	(26,395)	—	(26,395)
CAD	630	11/09/28	2.925%	3 Month CDOR	Semi-Annual/Semi-Annual	(7,826)	37	(7,863)
NOK	9,390	11/13/28	6 Month NIBOR	2.322%	Semi-Annual/Annual	14,045	—	14,045
SEK	6,410	11/13/28	3 Month STIBOR	1.273%	Quarterly/Annual	10,085	—	10,085
CHF	990	11/13/28	6 Month LIBOR	0.510%	Semi-Annual/Annual	10,757	—	10,757
NZD	640	11/13/28	3 Month BKBM	3.105%	Quarterly/Semi-Annual	9,341	—	9,341
EUR	340	11/13/28	0.972%	6 Month EURIBOR	Annual/ Semi-Annual	(3,933)	—	(3,933)
USD	220	8/21/45	3 Month LIBOR	2.630%	Quarterly/Semi-Annual	(21,253)	—	(21,253)
USD	70	9/04/45	3 Month LIBOR	2.708%	Quarterly/Semi-Annual	(6,163)	—	(6,163)

						$(317,598)	$37	$(317,635)

INFLATION (CPI) SWAPS (see Note D)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	8,300	1/05/23	2.163%	CPI	#	Maturity	$(25,754)
Bank of America, NA	USD	610	1/19/23	2.213%	CPI	#	Maturity	(3,633)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	USD	1,920	10/01/20	1.273%	CPI	#	Maturity	$52,774
JPMorgan Chase Bank, NA	USD	400	11/10/21	1.896%	CPI	#	Maturity	3,916

								$27,303

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
Markit iBoxx EUR Liquid High Yield Index	830,000	EURIBOR	Maturity/ Quarterly	EUR	830	3/20/19	$(19,277)
Goldman Sachs International
Markit iBoxx EUR Liquid High Yield Index	320,000	EURIBOR	Quarterly	EUR	320	3/20/19	(8,638)
Markit iBoxx EUR Liquid High Yield Index	940,000	EURIBOR	Quarterly	EUR	940	3/20/19	(32,939)
Markit iBoxx EUR Liquid High Yield Index	5,130,000	EURIBOR	Quarterly	EUR	5,130	3/20/19	(116,101)
JPMorgan Chase Bank, NA
iBoxx $ Liquid High Yield Index	3,800,000	LIBOR	Quarterly/ Maturity	USD	3,800	12/20/18	19,352
iBoxx $ Liquid High Yield Index	430,000	LIBOR	Annual/ Maturity	USD	430	12/20/18	(5,297)
JPABSAA1(1)	332,097	0.07%	Maturity	USD	33,469	12/28/18	– 0	–
Morgan Stanley Capital Services LLC
Markit iBoxx EUR Liquid High Yield Index	4,270,000	EURIBOR	Quarterly/ Maturity	EUR	4,270	3/20/19	(128,821)

Pay Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	17,455,000	LIBOR	Maturity	USD	17,455	12/20/18	346,651
iBoxx $ Liquid High Yield Index	1,735,000	LIBOR	Maturity	USD	1,735	12/20/18	34,845
iBoxx $ Liquid High Yield Index	640,000	LIBOR	Maturity	USD	640	12/20/18	4,926

38 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
Markit iBoxx EUR Liquid High Yield Index	9,970,000	EURIBOR	Quarterly	EUR	9,970	3/20/19	$344,037
Markit iBoxx EUR Liquid High Yield Index	1,520,000	EURIBOR	Quarterly	EUR	1,520	3/20/19	14,016
JPMorgan Chase Bank, NA
Markit iBoxx EUR Liquid High Yield Index	3,380,000	EURIBOR	Maturity/ Quarterly	EUR	3,380	3/20/19	(9,665)

							$443,089

*	Notional amount less than 500.

(a)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Non-income producing security.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2018, the aggregate market value of these securities amounted to $2,233,882 or 2.1% of net assets.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at November 30, 2018.

(h)	Defaulted.

(i)	The rate shown represents the 7-day yield as of period end.

(j)	One contract relates to 1 share.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

DOP – Dominican Peso

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

LKR – Sri Lankan Rupee

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ARLLMONP – Argentina Blended Policy Rate

BADLAR – Argentina Deposit Rates Badlar Private Banks

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CDOR – Canadian Dealer Offered Rate

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETN – Exchange Traded Note

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

IBEX – International Business Exchange

LIBOR – London Interbank Offered Rates

MIB – Milano Italia Borsa

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

REIT – Real Estate Investment Trust

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

(1)	The following table represents the 50 largest (long/short) equity basket holdings underlying the total return swap with JPABSAA1 as of November 30, 2018.

Security Description	Shares	Notional Value as of 11/30/18	Percent of Basket’s Value
S&P 500 Total Return	(3,063)	$(16,782,318)	(50.1)%
MSCI Daily TR Gross EAFE USD	(1,274)	(9,437,551)	(28.2)%
MSCI Daily TR Gross Canada USD	(145)	(993,899)	(3.0)%
Roche Holding AG	3,090	800,738	2.4%
Nice Ltd.	727,492	727,492	2.2%
Microsoft Corp.	6,540	725,956	2.2%
HKT Trust & HKT Ltd.	484,845	681,505	2.0%
Royal Dutch Shell PLC	214	653,871	2.0%

40 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Notional Value as of 11/30/18	Percent of Basket’s Value
Paychex Inc.	9,073	$644,158	1.9%
Merck & Co. Inc.	8,024	633,934	1.9%
Raytheon Co.	3,564	623,709	1.9%
Fidelity National Financial Inc.	17,542	596,443	1.8%
TJX Cos Inc./The	11,755	575,993	1.7%
Ross Stores Inc.	6,468	569,177	1.7%
Gilead Sciences Inc.	7,763	558,952	1.7%
Toronto-Dominion Bank/The	9,980	555,669	1.7%
TOTAL SA	9,650	535,402	1.6%
Fidelity National Information	4,955	535,094	1.6%
Nippon Telegraph & Telephone Co.	12,898	531,593	1.6%
UnitedHealth Group Inc.	1,868	524,870	1.6%
Booz Allen Hamilton Holding Co.	10,158	518,053	1.5%
Philip Morris International Inc.	5,759	501,012	1.5%
Salmar ASA	8,820	497,225	1.5%
Apple Inc.	2,761	494,196	1.5%
Boeing Co./The	1,424	494,196	1.5%
Pfizer Inc.	10,521	483,971	1.4%
Royal Bank of Canada	6,539	477,262	1.4%
Walmart Inc.	4,869	477,154	1.4%
Check Point Software Technology	4,199	470,338	1.4%
RELX PLC	22,924	467,198	1.4%
Anthem Inc.	1,587	460,113	1.4%
NN Group NV	9,908	426,275	1.3%
Comcast Corp.	10,924	426,031	1.3%
CVS Health Corp.	5,112	408,989	1.2%
Oracle Corp.	8,208	402,173	1.2%
Oracle Corp. Japan	6,195	402,102	1.2%
Total System Services Inc.	4,584	398,765	1.2%
British American Tobacco PLC	114	398,452	1.2%
Aristocrat Leisure Ltd.	22,547	395,167	1.2%
Texas Instruments Inc.	3,919	391,948	1.2%
Intercontinental Exchange Inc.	4,738	388,540	1.2%
Wolters Kluwer NV	6,308	378,533	1.1%
PepsiCo Inc.	3,101	378,315	1.1%
Vonovia SE	7,495	364,892	1.1%
Capgemini SE	3,129	364,892	1.1%
Koninklijke Ahold Delhaize NV	14,012	364,892	1.1%
McDonald’s Corp.	1,930	364,682	1.1%
LyondellBasell Industries NV	3,738	347,641	1.0%
Novo Nordisk A/S	7,272	337,616	1.0%
Home Depot Inc./The	1,875	337,416	1.0%
Other	329,418	10,376,241	31.0%

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 41

STATEMENT OF ASSETS & LIABILITIES

November 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $45,744,788)	$43,345,081	(a)
Affiliated issuers (cost $65,250,464—including investment of cash collateral for securities loaned of $3,128,303)	59,647,643
Cash collateral due from broker	607,243
Foreign currencies, at value (cost $3,394,581)	3,379,435
Unrealized appreciation on total return swaps	763,827
Receivable for capital stock sold	752,310
Unrealized appreciation on forward currency exchange contracts	635,180
Affiliated dividends receivable	312,210
Unaffiliated dividends and interest receivable	252,544
Unrealized appreciation on inflation swaps	56,690
Receivable for investment securities sold	27,257
Receivable for variation margin on centrally cleared swaps	13,054
Receivable due from Adviser	7,164
Receivable for variation margin on futures	5,025

Total assets	109,804,663

Liabilities
Due to custodian	144,676
Options written, at value (premiums received $240,619)	227,467
Payable for collateral received on securities loaned	3,128,303
Unrealized depreciation on forward currency exchange contracts	418,887
Payable for capital stock redeemed	412,153
Unrealized depreciation on total return swaps	320,738
Payable for investment securities purchased	314,569
Cash collateral due to broker	300,000
Payable for terminated total return swaps	136,507
Unrealized depreciation on inflation swaps	29,387
Distribution fee payable	1,735
Transfer Agent fee payable	1,329
Accrued expenses and other liabilities	248,619

Total liabilities	5,684,370

Net Assets	$104,120,293

Composition of Net Assets
Capital stock, at par	$1,118
Additional paid-in capital	114,185,187
Accumulated loss	(10,066,012)

	$104,120,293

(a)	Includes securities on loan with a value of $3,017,507 (see Note E).

See notes to financial statements.

42 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value
Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,590,456	600,886	$9.30	*

C	$703,730	75,634	$9.30

Advisor	$97,826,107	10,499,704	$9.32

*	The maximum offering price per share for Class A shares was $9.71 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 43

STATEMENT OF OPERATIONS

Year Ended November 30, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $59,156)	$2,016,257
Affiliated issuers	3,930,466
Interest (net of foreign taxes withheld of $453)	397,059	$6,343,782

Expenses
Advisory fee (see Note B)	626,775
Distribution fee—Class A	13,618
Distribution fee—Class C	6,073
Transfer agency—Class A	1,403
Transfer agency—Class C	190
Transfer agency—Advisor Class	27,389
Custodian	230,628
Audit and tax	108,051
Administrative	86,171
Registration fees	57,459
Legal	45,017
Printing	30,073
Directors’ fees	24,704
Miscellaneous	37,289

Total expenses	1,294,840
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(720,243)

Net expenses		574,597

Net investment income		5,769,185

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Affiliated Underlying Portfolios		(122,761)
Investment transactions(a)		(953,953)
Forward currency exchange contracts		(261,698)
Futures		(401,096)
Options written		(476,418)
Swaps		(541,927)
Foreign currency transactions		(432,348)
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(5,507,906)
Investments		(3,362,883)
Forward currency exchange contracts		179,950
Futures		457,862
Options written		6,365
Swaps		330,175
Foreign currency denominated assets and liabilities		(20,647)

Net loss on investment and foreign currency transactions		(11,107,285)

Contributions from Affiliates (see Note B)		297

Net Decrease in Net Assets from Operations		$(5,337,803)

(a)	Net of foreign capital gains taxes of $6,475.

See notes to financial statements.

44 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2018	Year Ended November 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$5,769,185	$2,754,690
Net realized gain (loss) on investment and foreign currency transactions	(3,190,201)	3,077,162
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(7,917,084)	37,478
Contributions from Affiliates (see Note B)	297	– 0	–

Net increase (decrease) in net assets from operations	(5,337,803)	5,869,330
Distributions to Shareholders
Class A	(348,982)	(156,684)
Class C	(30,983)	(12,200)
Advisor Class	(6,879,566)	(3,023,478)
Capital Stock Transactions
Net increase	21,377,562	72,236,442

Total increase	8,780,228	74,913,410
Net Assets
Beginning of period	95,340,065	20,426,655

End of period	$104,120,293	$95,340,065

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 45

NOTES TO FINANCIAL STATEMENTS

November 30, 2018

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

46 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

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NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows

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which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2018:

Investments in Securities:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$57,898,789	$	– 0	–	$	– 0	–	$57,898,789
Common Stocks:
Financials	2,963,997		2,967,497			– 0	–	5,931,494
Consumer Discretionary	2,249,040		1,351,157			– 0	–	3,600,197
Information Technology	2,895,075		352,529			– 0	–	3,247,604

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Investments in Securities:	Level 1		Level 2		Level 3			Total
Health Care	$2,171,345		$579,913		$	– 0	–	$2,751,258
Energy	1,500,423		1,170,694			– 0	–	2,671,117
Industrials	1,420,612		863,165			– 0	–	2,283,777
Communication Services	1,465,324		815,876			– 0	–	2,281,200
Utilities	1,563,265		420,785			– 0	–	1,984,050
Real Estate	677,957		884,136			– 0	–	1,562,093
Materials	765,677		771,225			– 0	–	1,536,902
Consumer Staples	913,944		456,948			– 0	–	1,370,892
Preferred Stocks	6,433,511		– 0	–		– 0	–	6,433,511
Emerging Markets – Sovereigns	– 0	–	1,470,222			– 0	–	1,470,222
Emerging Markets – Treasuries	– 0	–	563,521			– 0	–	563,521
Emerging Markets – Corporate Bonds	– 0	–	200,250			– 0	–	200,250
Quasi-Sovereigns	– 0	–	185,725			– 0	–	185,725
Governments – Treasuries	– 0	–	145,251			– 0	–	145,251
Local Governments – Regional Bonds	– 0	–	77,730			– 0	–	77,730
Short-Term Investments	3,668,838		– 0	–		– 0	–	3,668,838
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,128,303		– 0	–		– 0	–	3,128,303

Total Investments in Securities	89,716,100		13,276,624			– 0	–	102,992,724
Other Financial Instruments(a):
Assets:
Futures	270,599		25,433			– 0	–	296,032	(b)
Forward Currency Exchange Contracts	– 0	–	635,180			– 0	–	635,180
Centrally Cleared Interest Rate Swaps	– 0	–	95,167			– 0	–	95,167	(b)
Inflation (CPI) Swaps	– 0	–	56,690			– 0	–	56,690
Total Return Swaps	– 0	–	763,827			– 0	–	763,827
Liabilities:
Futures	(57,279)		(172,225)			– 0	–	(229,504	)(b)
Forward Currency Exchange Contracts	– 0	–	(418,887)			– 0	–	(418,887)
Call Options Written	– 0	–	(171,074)			– 0	–	(171,074)
Put Options Written	– 0	–	(56,393)			– 0	–	(56,393)
Centrally Cleared Interest Rate Swaps	– 0	–	(412,765)			– 0	–	(412,765	)(b)
Inflation (CPI) Swaps	– 0	–	(29,387)			– 0	–	(29,387)
Total Return Swaps	– 0	–	(320,738)			– 0	–	(320,738)

Total(c)	$89,929,420		$13,271,452		$	– 0	–	$103,200,872

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Centrally cleared swaps with upfront premiums are presented here at market value.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

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The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities

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were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective

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class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% for the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. Effective August 28, 2017, the advisory fee was reduced from a flat fee of .70% of the Fund’s average daily net assets at all asset levels to the current fee schedule. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, excluding, among other items, the Portfolio’s proportionate share of the advisory fees and other expenses of AB High Income Fund, Inc. (“ABHI”) on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended November 30, 2018, such reimbursements/waivers amounted to $344,017. The Expense Caps may not be terminated by the Adviser before February 28, 2019. Any fees waived and expenses borne by the Adviser through May 10, 2016 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that are subject to repayment amount to $417,022 for the period ended November 30, 2015 and $192,023 for the period ended November 30, 2016. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the Expense Caps’ net fee percentages set forth above.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services

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organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Fund’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018 for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the November 14, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold

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30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

During the year ended November 30, 2018, the Adviser reimbursed the Fund $297 for trading losses incurred due to a trade entry error.

The Fund currently invests in ABHI, an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2019 in an amount equal to the Fund’s proportionate share of all advisory fees and other expenses of ABHI that are indirectly borne by the Fund. For the year ended November 30, 2018, such waiver amounted to $275,727.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $9,701.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2018 is as follows:

											Distributions
Fund	Market Value 11/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 11/30/18 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$3,746	$104,807	$104,884	$	– 0	–	$	– 0	–	$3,669	$92	$	– 0	–
AB High Income Fund, Inc.	46,323	19,135	6,976		(123)			(5,508)		52,851	3,777		– 0	–
Government Money Market Portfolio*	3,743	58,761	59,376		– 0	–		– 0	–	3,128	61		– 0	–

Total					$(123)			$(5,508)		$59,648	$3,930	$	– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

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Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2018, the Adviser voluntarily agreed to waive such fees in the amount of $86,171.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,114 for the year ended November 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $963 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2018.

Brokerage commissions paid on investment transactions for the year ended November 30, 2018 amounted to $43,393, of which $1 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,230 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the

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current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$94,731,964		$77,881,711
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$111,495,464

Gross unrealized appreciation	$2,994,182
Gross unrealized depreciation	(11,317,536)

Net unrealized depreciation	$(8,323,354)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by

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the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended November 30, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended November 30, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter

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markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Fund’s maximum payment for written put options equates to the number of shares multiplied by the strike price, as included on the Portfolio of Investments. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the year ended November 30, 2018, the Fund held written options for hedging and non-hedging purposes.

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•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for OTC swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

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Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on

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a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended November 30, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended November 30, 2018, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the year ended November 30, 2018, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

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The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended November 30, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$49,292	*

Equity contracts	Receivable/Payable for variation margin on futures	246,740	*	Receivable/Payable for variation margin on futures	$229,504	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	95,167	*	Receivable/Payable for variation margin on centrally cleared swaps	412,802	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	635,180		Unrealized depreciation on forward currency exchange contracts	418,887

Equity contracts				Options written, at value	227,467

Interest rate contracts	Unrealized appreciation on inflation swaps	56,690		Unrealized depreciation on inflation swaps	29,387

Equity contracts	Unrealized appreciation on total return swaps	763,827		Unrealized depreciation on total return swaps	320,738

Total		$1,846,896			$1,638,785

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(45,516)	$19,934

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(355,580)	437,928

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(261,698)	179,950

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	6,620	– 0	–

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(483,038)	6,365

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(279,359)	(329,235)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(262,568)	659,410

Total		$(1,681,139)	$974,352

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The following table represents the average monthly volume of the Fund’s derivative transactions during the year ended November 30, 2018:
Futures:
Average original value of buy contracts	$12,606,617
Average original value of sale contracts	$15,024,144
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$23,191,612
Average principal amount of sale contracts	$25,530,182
Options Written:
Average notional amount	$5,528
Inflation Swaps:
Average notional amount	$9,859,231
Centrally Cleared Interest Rate Swaps:
Average notional amount	$25,743,016
Total Return Swaps:
Average notional amount	$80,964,355

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of November 30, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivatives Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*		Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$386,422	$(52,760)		$(300,000)		$	– 0	–	$33,662
Barclays Bank PLC	40,111	(40,111)		– 0	–		– 0	–	– 0	–
BNP Paribas SA	71,662	– 0	–	– 0	–		– 0	–	71,662
Citibank, NA	13,300	(13,300)		– 0	–		– 0	–	– 0	–
Credit Suisse International	23,659	(23,659)		– 0	–		– 0	–	– 0	–
Deutsche Bank AG	52,774	(640)		– 0	–		– 0	–	52,134
Goldman Sachs International	386,973	(357,210)		– 0	–		– 0	–	29,763
HSBC Bank USA	239	– 0	–	– 0	–		– 0	–	239
JPMorgan Chase Bank, NA	34,998	(34,998)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	30,970	(30,970)		– 0	–		– 0	–	– 0	–
Natwest Markets PLC	33,291	– 0	–	– 0	–		– 0	–	33,291
Nomura Global Financial Products, Inc.	745	– 0	–	– 0	–		– 0	–	745
Standard Chartered Bank	46,192	– 0	–	– 0	–		– 0	–	46,192
State Street Bank & Trust Co.	334,361	(87,487)		– 0	–		– 0	–	246,874

Total	$1,455,697	$(641,135)		$(300,000)		$	– 0	–	$514,562	^

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Counterparty	Derivatives Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivatives Liabilities
Bank of America, NA	$52,760	$(52,760)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	138,159	(40,111)	– 0	–	– 0	–	98,048
Citibank, NA	117,818	(13,300)	– 0	–	– 0	–	104,518
Credit Suisse International	38,844	(23,659)	– 0	–	– 0	–	15,185
Deutsche Bank AG	640	(640)	– 0	–	– 0	–	– 0	–
Goldman Sachs International	357,210	(357,210)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	38,891	(34,998)	(3,893)	– 0	–	– 0	–
Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	147,922	(30,970)	– 0	–	– 0	–	116,952
State Street Bank & Trust Co.	87,487	(87,487)	– 0	–	– 0	–	– 0	–
UBS AG	16,748	– 0	–	– 0	–	– 0	–	16,748

Total	$996,479	$(641,135)	$(3,893)	$	– 0	–	$351,451	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative

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rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2018, the Fund had securities on loan with a value of $3,017,507 and had received cash collateral which has been invested into Government Money Market Portfolio of $3,128,303. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned net securities lending income of $60,694 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended November 30, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $4,627. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

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NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2018	Year Ended November 30, 2017

Class A
Shares sold	102,220	465,291	$1,001,195	$4,749,669

Shares issued in reinvestment of dividends and distributions	31,127	13,397	309,753	137,468

Shares redeemed	(35,354)	(16,111)	(349,175)	(163,768)

Net increase	97,993	462,577	$961,773	$4,723,369

Class C
Shares sold	51,008	35,540	$509,381	$363,259

Shares issued in reinvestment of dividends and distributions	2,604	1,113	25,923	11,335

Shares redeemed	(18,708)	(6,233)	(184,314)	(63,872)

Net increase	34,904	30,420	$350,990	$310,722

Advisor Class
Shares sold	6,630,521	7,339,414	$66,324,482	$75,068,193

Shares issued in reinvestment of dividends and distributions	469,334	144,830	4,669,341	1,488,409

Shares redeemed	(5,181,003)	(913,849)	(50,929,024)	(9,354,251)

Net increase	1,918,852	6,570,395	$20,064,799	$67,202,351

At November 30, 2018, a shareholder of the Fund owned 12% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely

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principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically

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unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment

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fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2018.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$7,259,531	$3,192,362

Total taxable distributions paid	$7,259,531	$3,192,362

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$197,882
Accumulated capital and other losses	(1,848,312	)(a)
Unrealized appreciation/(depreciation)	(8,343,219	)(b)

Total accumulated earnings/(deficit)	$(9,993,649	)(c)

(a)	As of November 30, 2018, the Fund had a net capital loss carryforward of $1,848,312.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of defaulted securities and the accrual of foreign capital gains tax.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2018, the Fund had a net short-term capital loss carryforward of $1,470,392 and a net long-term capital loss carryforward of $377,920, which may be carried forward for an indefinite period.

During the current fiscal year, permanent differences primarily due to contributions from the affiliates resulted in a net decrease in accumulated loss and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the

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amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 10.43	$ 9.90	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.48	.45	.39	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.95)	.72	.37	(.24)
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.47)	1.17	.76	.11

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.64)	(.52)	(.36)
Distributions from net realized gain on investment transactions	(.21)	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.66)	(.64)	(.61)	(.36)

Net asset value, end of period	$ 9.30	$ 10.43	$ 9.90	$ 9.75

Total Return
Total investment return based on net asset value(e)	(4.80)%	12.30%	8.20%	1.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,590	$5,247	$399	$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)†	.74%	.76%	.78%	.77	%^
Expenses, before waivers/reimbursements(f)†	1.37%	1.80%	3.91%	3.92	%^
Net investment income(c)	4.85%	4.39%	4.04%	3.67	%^
Portfolio turnover rate	74%	69%	94%	88%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.26%	.23%	.22%	.21%

See footnote summary on page 76.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 10.44	$ 9.90	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.40	.37	.33	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.95)	.73	.36	(.24)
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.55)	1.10	.69	.04

Less: Dividends and Distributions
Dividends from net investment income	(.38)	(.56)	(.45)	(.29)
Distributions from net realized gain on investment transactions	(.21)	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.59)	(.56)	(.54)	(.29)

Net asset value, end of period	$ 9.30	$ 10.44	$ 9.90	$ 9.75

Total Return
Total investment return based on net asset value(e)	(5.57	)%††	11.42%	7.42%	.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$704	$426	$102	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)†	1.49%	1.52%	1.54%	1.52	%^
Expenses, before waivers/reimbursements(f)†	2.13%	2.65%	4.70%	4.57	%^
Net investment income(c)	4.11%	3.63%	3.35%	2.89	%^
Portfolio turnover rate	74%	69%	94%	88%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.26%	.23%	.22%	.21%

See footnote summary on page 76.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 10.45	$ 9.91	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.50	.47	.50	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.95)	.73	.29	(.24)
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.45)	1.20	.79	.13

Less: Dividends and Distributions
Dividends from net investment income	(.47)	(.66)	(.54)	(.38)
Distributions from net realized gain on investment transactions	(.21)	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.68)	(.66)	(.63)	(.38)

Net asset value, end of period	$ 9.32	$ 10.45	$ 9.91	$ 9.75

Total Return
Total investment return based on net asset value(e)	(4.56)%	12.53%	8.51%	1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$97,826	$89,667	$19,926	$17,919
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)†	.49%	.52%	.53%	.53	%^
Expenses, before waivers/reimbursements(f)†	1.12%	1.61%	3.40%	3.52	%^
Net investment income(c)	5.09%	4.64%	5.08%	3.88	%^
Portfolio turnover rate	74%	69%	94%	88%

† Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.26%	.23%	.22%	.21%

See footnote summary on page 76.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015
Class A	.25%	.22%	.21%	.22	%^
Class C	.25%	.22%	.20%	.22	%^
Advisor Class	.25%	.22%	.21%	.21	%^

^	Annualized.

††

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

AB All Market Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB All Market Income Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from December 18, 2014 (commencement of operations) through November 30, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period from December 18, 2014 (commencement of operations) through November 30, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 25, 2019

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2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended November 30, 2018. For individual shareholders, the Fund designates 70.62% of dividends paid as qualified dividend income. For corporate shareholders, 7.87% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

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RESULTS OF SHAREHOLDERS MEETING

(unaudited)

A Special Meeting of Shareholders of the AB Cap Fund, Inc. (the “Company”)—AB All Market Income Portfolio (the “Fund”) was held on October 11, 2018 and adjourned until November 14, 2018. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal number shown below corresponds to the proposal number in the Fund’s proxy statement):

1. To approve and vote upon the election of Directors for the Company, each such Director to serve for a term of indefinite duration and until his or her successor is duly elected and qualifies.

Director:	Voted For	Withheld Authority
Michael J. Downey	177,670,106	1,341,274
William H. Foulk, Jr.	177,513,147	1,498,234
Nancy P. Jacklin	177,735,792	1,275,589
Robert M. Keith	177,684,440	1,326,940
Carol C. McMullen	177,776,007	1,235,373
Garry L. Moody	177,685,142	1,326,239
Marshall C. Turner	177,657,263	1,354,118
Earl D. Weiner	177,655,684	1,355,696

2. To vote upon the approval of new advisory agreements for the Fund with AllianceBernstein L.P.

Voted For	Voted Against	Abstained	Broker Non-Votes
5,247,014	37,483	27,015	1,246,673

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Analyst Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund are made by its Investment Policy Team. Messrs. Harting and Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas, New York, NY 10105 58 (2014)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS
Marshall C. Turner, Jr.,# Chairman of the Board 77 (2014)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership, and venture capital investing experience, including five interim or full-time CEO roles, and prior service as a general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi-conductors) since 2007

Michael J. Downey,# 75 (2014)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Nancy P. Jacklin,# 70 (2014)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system) (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Carol C. McMullen,# 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE AND (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INDEPENDENT DIRECTORS (continued)
Garry L. Moody,# 66 (2014)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of Board IQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chair of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner,# 79 (2014)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP, and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

+	Mr. Keith is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as a Senior Vice President of the Adviser.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain Information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

Morgan C. Harting 47	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014.

Daniel J. Loewy 44	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2014. He is also Chief Investment Officer and Head of Multi-Asset Solutions.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes 42	Senior Analyst	Vice President of the Adviser**, with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Cap Fund, Inc. in respect of AB All Market Income Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature

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and quality of services being provided and, as applicable, in the case of certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of

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the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is

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affected by numerous factors. The Directors focused on the profitability of the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service

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provider (the “15(c) provider”) concerning management fee rates payable by other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Funds, and

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the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that

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an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Income Portfolio (the “Fund”) at a meeting held on July 31-August 2, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent

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of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made

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on a quarterly basis and subject to approval by the directors. The Adviser did not request any reimbursements from the Fund in the Fund’s latest fiscal year. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s former Senior Officer/Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting at which continuance of the Advisory Agreement was approved, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended May 31, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management,

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research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that the advisory fee for the Fund is for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an

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independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMI-0151-1118

NOV    11.30.18

ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

Beginning January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling the Fund at (800) 221 5672.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year. The Fund’s portfolio holdings reports are available on the Commission’s website at www.sec.gov. The Fund’s portfolio holdings reports may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Small Cap Value Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 1

ANNUAL REPORT

January 15, 2019

This report provides management’s discussion of fund performance for AB Small Cap Value Portfolio for the annual reporting period ended November 30, 2018.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	6 months	12 months
AB SMALL CAP VALUE PORTFOLIO
Class A Shares	-7.90%	-4.97%
Class C Shares	-8.18%	-5.62%
Advisor Class Shares[1]	-7.75%	-4.70%
Russell 2000 Value Index	-5.43%	-1.83%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Russell 2000 Value Index, for the six- and 12-month periods ended November 30, 2018.

All share classes of the Fund underperformed the benchmark during both periods, before sales charges. During the 12-month period, stock selection in the industrials, financials and consumer discretionary sectors detracted from performance, relative to the benchmark. Stock selection in the health care, technology and real estate sectors contributed.

During the six-month period, stock selection in the financials, consumer discretionary and industrials sectors detracted from performance. Stock selection and an overweight to technology, along with stock selection in health care, contributed.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended November 30, 2018, US stocks gained while non-US and emerging-market equities declined. In the US, growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers. Although US stocks benefited from

2 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

corporate tax reform early in the period, and strong earnings and economic data throughout, investor sentiment globally turned negative on fears of rising interest rates, worsening trade wars and slowing global growth. The US Federal Reserve (the “Fed”) raised interest rates four times during the period and began to formally reduce its balance sheet, as widely expected. However, the Fed surprised investors at the end of the period with dovish commentary, causing the market to price in fewer rate hikes for 2019.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals and attractive long-term earnings prospects. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable

4 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 5

HISTORICAL PERFORMANCE

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

12/3/20141 TO 11/30/2018

This chart illustrates the total value of an assumed $10,000 investment in AB Small Cap Value Portfolio Class A shares (from 12/3/20141 to 11/30/2018) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 12/3/2014.

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HISTORICAL PERFORMANCE (continued)

AVERAGE ANNUAL RETURNS AS OF NOVEMBER 30, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-4.97%	-8.99%
Since Inception[1]	7.78%	6.62%
CLASS C SHARES
1 Year	-5.62%	-6.51%
Since Inception[1]	6.98%	6.98%
ADVISOR CLASS SHARES[2]
1 Year	-4.70%	-4.70%
Since Inception[1]	8.06%	8.06%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.25%, 2.07% and 1.00% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.25%, 2.00% and 1.00% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2019 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through December 2, 2015 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/3/2014.

2

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-20.20%
Since Inception[1]	3.09%
CLASS C SHARES
1 Year	-18.04%
Since Inception[1]	3.40%
ADVISOR CLASS SHARES[2]
1 Year	-16.48%
Since Inception[1]	4.44%

1	Inception date: 12/3/2014.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value June 1, 2018	Ending Account Value November 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$921.00	$6.02	1.25%
Hypothetical**	$1,000	$1,018.80	$6.33	1.25%
Class C
Actual	$1,000	$918.20	$9.62	2.00%
Hypothetical**	$1,000	$1,015.04	$10.10	2.00%
Advisor Class
Actual	$1,000	$922.50	$4.82	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

November 30, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $324.2

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Finisar Corp.	$6,385,431	2.0%

ICON PLC	4,772,721	1.5

NCR Corp.	4,743,398	1.5

National Storage Affiliates Trust	4,681,898	1.4

Verint Systems, Inc.	4,465,315	1.4

STAG Industrial, Inc.	4,427,985	1.4

Nomad Food Ltd.	4,328,900	1.3

BankUnited, Inc.	4,325,133	1.3

PNM Resources, Inc.	4,292,005	1.3

Umpqua Holdings Corp.	4,237,610	1.3

	$46,660,396	14.4%

1	All data are as of November 30, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

November 30, 2018

Company	Shares	U.S. $ Value

COMMON STOCKS – 94.1%
Financials – 21.1%
Banks – 14.7%
1st Source Corp.	45,955	$2,222,384
Associated Banc-Corp.	158,730	3,677,774
Fulton Financial Corp.	108,650	1,891,597
Heritage Financial Corp./WA	105,930	3,704,372
IBERIABANK Corp.	52,228	3,904,043
Independent Bank Group, Inc.	73,290	4,193,654
Sandy Spring Bancorp, Inc.	109,826	3,955,933
Sterling Bancorp/DE	216,730	4,182,889
Synovus Financial Corp.	80,140	3,030,093
Texas Capital Bancshares, Inc.(a)	64,025	3,819,731
TriCo Bancshares	26,081	1,002,814
Umpqua Holdings Corp.	220,250	4,237,610
Webster Financial Corp.	62,946	3,787,461
Zions Bancorp NA	85,533	4,162,036

		47,772,391

Insurance – 2.8%
First American Financial Corp.	67,273	3,251,304
Selective Insurance Group, Inc.	54,812	3,637,873
State Auto Financial Corp.	59,140	2,069,900

		8,959,077

Thrifts & Mortgage Finance – 3.6%
BankUnited, Inc.	125,221	4,325,133
Essent Group Ltd.(a)	106,751	4,116,318
WSFS Financial Corp.	76,280	3,209,100

		11,650,551

		68,382,019

Information Technology – 17.8%
Communications Equipment – 4.8%
Extreme Networks, Inc.(a)	508,820	3,348,036
Finisar Corp.(a)	273,466	6,385,431
Infinera Corp.(a)	15,350	66,159
Mitel Networks Corp.(a)	200,263	2,232,932
NetScout Systems, Inc.(a)	133,232	3,567,953

		15,600,511

Electronic Equipment, Instruments & Components – 0.9%
Anixter International, Inc.(a)	27,247	1,742,718
Sanmina Corp.(a)	42,400	1,146,496

		2,889,214

IT Services – 4.7%
Booz Allen Hamilton Holding Corp.	52,898	2,714,196
CSG Systems International, Inc.	93,214	3,269,015
Luxoft Holding, Inc.(a)	100,626	3,322,671

12 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Unisys Corp.(a)	182,643	$2,469,333
WNS Holdings Ltd. (ADR)(a)	72,370	3,534,551

		15,309,766

Semiconductors & Semiconductor Equipment – 3.6%
Kulicke & Soffa Industries, Inc.	188,890	4,080,024
MagnaChip Semiconductor Corp.(a)(b)	361,260	2,499,919
MaxLinear, Inc. – Class A(a)	131,570	2,684,028
Mellanox Technologies Ltd.(a)	23,960	2,224,207

		11,488,178

Software – 2.3%
A10 Networks, Inc.(a)	491,721	3,097,842
Verint Systems, Inc.(a)	98,290	4,465,315

		7,563,157

Technology Hardware, Storage & Peripherals – 1.5%
NCR Corp.(a)	171,180	4,743,398

		57,594,224

Industrials – 15.5%
Air Freight & Logistics – 1.2%
Air Transport Services Group, Inc.(a)	121,500	2,251,395
Atlas Air Worldwide Holdings, Inc.(a)	31,110	1,656,608

		3,908,003

Airlines – 2.6%
Hawaiian Holdings, Inc.	104,250	4,184,595
SkyWest, Inc.	73,401	4,233,770

		8,418,365

Commercial Services & Supplies – 1.2%
Knoll, Inc.	119,472	2,314,173
Viad Corp.	32,280	1,625,298

		3,939,471

Construction & Engineering – 3.0%
Granite Construction, Inc.	58,120	2,942,616
MYR Group, Inc.(a)	31,606	989,268
Primoris Services Corp.	125,704	3,035,751
Tutor Perini Corp.(a)	148,650	2,766,376

		9,734,011

Electrical Equipment – 2.0%
EnerSys	38,757	3,386,199
Regal Beloit Corp.	41,760	3,264,797

		6,650,996

Machinery – 3.4%
Columbus McKinnon Corp./NY	45,598	1,586,810
Oshkosh Corp.	52,310	3,731,272
REV Group, Inc.(b)	166,381	2,029,848

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SPX FLOW, Inc.(a)	39,041	$1,465,209
Terex Corp.	63,410	2,096,335

		10,909,474

Road & Rail – 0.6%
Covenant Transportation Group, Inc. – Class A(a)	81,250	1,850,875

Trading Companies & Distributors – 1.5%
BMC Stock Holdings, Inc.(a)	109,367	1,860,332
MRC Global, Inc.(a)	186,560	2,934,589

		4,794,921

		50,206,116

Consumer Discretionary – 11.0%
Auto Components – 1.7%
Cooper-Standard Holdings, Inc.(a)	37,208	2,720,649
Tower International, Inc.	96,546	2,714,873

		5,435,522

Diversified Consumer Services – 2.2%
Houghton Mifflin Harcourt Co.(a)	354,870	3,530,957
Sotheby’s(a)	89,159	3,565,468

		7,096,425

Hotels, Restaurants & Leisure – 2.3%
Bloomin’ Brands, Inc.	195,519	3,822,397
Red Robin Gourmet Burgers, Inc.(a)	101,115	3,507,679

		7,330,076

Household Durables – 1.3%
Taylor Morrison Home Corp. – Class A(a)	238,608	4,034,861

Internet & Direct Marketing Retail – 0.9%
Nutrisystem, Inc.	81,860	3,044,373

Specialty Retail – 2.0%
Citi Trends, Inc.	126,490	2,593,045
Signet Jewelers Ltd.	76,448	4,028,810

		6,621,855

Textiles, Apparel & Luxury Goods – 0.6%
Skechers U.S.A., Inc. – Class A(a)	73,020	1,971,540

		35,534,652

Real Estate – 7.0%
Equity Real Estate Investment Trusts (REITs) – 7.0%
Armada Hoffler Properties, Inc.	177,240	2,695,820
City Office REIT, Inc.	286,405	3,133,271
Empire State Realty Trust, Inc. – Class A	226,177	3,661,806
Independence Realty Trust, Inc.	406,409	4,104,731
National Storage Affiliates Trust	167,390	4,681,898

14 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

STAG Industrial, Inc.	165,285	$4,427,985

		22,705,511

Energy – 6.8%
Energy Equipment & Services – 3.6%
Dril-Quip, Inc.(a)	57,200	2,245,672
Helix Energy Solutions Group, Inc.(a)	180,030	1,476,246
Oil States International, Inc.(a)	120,550	2,702,731
Patterson-UTI Energy, Inc.	196,497	2,727,378
RPC, Inc.(b)	193,880	2,535,951

		11,687,978

Oil, Gas & Consumable Fuels – 3.2%
Oasis Petroleum, Inc.(a)	348,370	2,487,362
QEP Resources, Inc.(a)	391,340	3,142,460
SM Energy Co.	134,024	2,734,089
SRC Energy, Inc.(a)	330,870	1,909,120

		10,273,031

		21,961,009

Utilities – 4.5%
Electric Utilities – 2.4%
PNM Resources, Inc.	99,306	4,292,005
Portland General Electric Co.	73,990	3,562,619

		7,854,624

Gas Utilities – 1.0%
Southwest Gas Holdings, Inc.	40,310	3,175,218

Multi-Utilities – 1.1%
Black Hills Corp.	55,580	3,679,952

		14,709,794

Materials – 3.5%
Chemicals – 2.2%
Orion Engineered Carbons SA	136,170	3,556,760
Trinseo SA	73,224	3,700,009

		7,256,769

Containers & Packaging – 1.3%
Graphic Packaging Holding Co.	353,040	4,232,950

		11,489,719

Health Care – 3.2%
Health Care Providers & Services – 1.7%
Molina Healthcare, Inc.(a)	26,967	3,767,560
WellCare Health Plans, Inc.(a)	7,616	1,941,166

		5,708,726

Life Sciences Tools & Services – 1.5%
ICON PLC(a)	32,979	4,772,721

		10,481,447

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 2.7%
Beverages – 1.3%
Cott Corp.	271,882	$4,037,447

Food Products – 1.4%
Fresh Del Monte Produce, Inc.	6,600	222,090
Nomad Foods Ltd.(a)	214,090	4,328,900

		4,550,990

		8,588,437

Communication Services – 1.0%
Media – 1.0%
Scholastic Corp.	71,490	3,303,553

Total Common Stocks (cost $307,141,385)		304,956,481

SHORT-TERM INVESTMENTS – 4.2%
Investment Companies – 4.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.13%(c)(d)(e) (cost $13,707,855)	13,707,855	13,707,855

Total Investments Before Security Lending Collateral for Securities Loaned – 98.3% (cost $320,849,240)		318,664,336

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.7%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 2.13%(c)(d)(e) (cost $5,493,879)	5,493,879	5,493,879

Total Investments – 100.0% (cost $326,343,119)		324,158,215
Other assets less liabilities – 0.0%		4,960

Net Assets – 100.0%		$324,163,175

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

16 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

November 30, 2018

Assets
Investments in securities, at value
Unaffiliated issuers (cost $307,141,385)	$304,956,481	(a)
Affiliated issuers (cost $19,201,734—including investment of cash collateral for securities loaned of $5,493,879)	19,201,734
Cash	53,654
Receivable for capital stock sold	5,120,831
Receivable for investment securities sold	884,562
Unaffiliated dividends receivable	200,454
Affiliated dividends receivable	21,306
Other assets	4,992

Total assets	330,444,014

Liabilities
Payable for collateral received on securities loaned	5,493,879
Payable for investment securities purchased	382,931
Advisory fee payable	219,101
Distribution fee payable	36,977
Administrative fee payable	11,703
Payable for capital stock redeemed	8,792
Transfer Agent fee payable	1,456
Directors’ fees payable	1
Accrued expenses	125,999

Total liabilities	6,280,839

Net Assets	$324,163,175

Composition of Net Assets
Capital stock, at par	$2,562
Additional paid-in capital	310,686,422
Distributable earnings	13,474,191

	$324,163,175

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$179,874,108	14,281,717	$12.59	*

C	$153,117	12,524.84	$12.23

Advisor	$144,135,950	11,323,799	$12.73

(a)	Includes securities on loan with a value of $5,221,398 (see Note E).

*	The maximum offering price per share for Class A shares was $13.15 which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 17

STATEMENT OF OPERATIONS

Year Ended November 30, 2018

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $22,446)	$3,248,105
Affiliated issuers	207,278	$3,455,383

Expenses
Advisory fee (see Note B)	2,339,490
Distribution fee—Class A	486,774
Distribution fee—Class C	775
Transfer agency—Class A	23,065
Transfer agency—Class C	45
Transfer agency—Advisor Class	11,268
Recoupment of previously reimbursed expenses (see Note B)	163,284
Custodian	98,925
Administrative	68,472
Audit and tax	62,975
Registration fees	60,372
Legal	43,031
Directors’ fees	24,709
Printing	18,625
Miscellaneous	12,201

Total expenses	3,414,011
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(20,561)

Net expenses		3,393,450

Net investment income		61,933

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		17,292,602
Net change in unrealized appreciation/depreciation of investments		(34,678,545)

Net loss on investment transactions		(17,385,943)

Net Decrease in Net Assets from Operations		$(17,324,010)

See notes to financial statements.

18 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30, 2018	Year Ended November 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$61,933	$(269,113)
Net realized gain on investment transactions	17,292,602	14,992,234
Net change in unrealized appreciation/depreciation of investments	(34,678,545)	10,017,634

Net increase (decrease) in net assets from operations	(17,324,010)	24,740,755
Distributions to Shareholders
Class A	(10,665,866)	(781,811)
Class C	(2,276)	(297)
Advisor Class	(3,970,011)	(166,713)
Capital Stock Transactions
Net increase	84,497,633	100,051,940

Total increase	52,535,470	123,843,874
Net Assets
Beginning of period	271,627,705	147,783,831

End of period	$324,163,175	$271,627,705

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

November 30, 2018

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 29 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

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NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets

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NOTES TO FINANCIAL STATEMENTS (continued)

close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of November 30, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$304,956,481		$	– 0	–	$	– 0	–	$304,956,481
Short-Term Investments	13,707,855			– 0	–		– 0	–	13,707,855
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	5,493,879			– 0	–		– 0	–	5,493,879

Total Investments in Securities	324,158,215			– 0	–		– 0	–	324,158,215
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$324,158,215		$	– 0	–	$	– 0	–	$324,158,215

(a)	See Portfolio of Investments for sector classifications.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that

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NOTES TO FINANCIAL STATEMENTS (continued)

exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

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NOTES TO FINANCIAL STATEMENTS (continued)

positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the year ended November 30, 2018, there was no such

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NOTES TO FINANCIAL STATEMENTS (continued)

reimbursement. The Expense Caps may not be terminated by the Adviser before February 28, 2019. Any fees waived and expenses borne by the Adviser through December 2, 2015 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that are subject to repayment amount to $300,074 for the period ended November 30, 2015 and $1,186 for the period ended November 30, 2016. During the years ended November 30, 2018 and November 30, 2017, the Fund made repayments to the Adviser in the amount of $163,284 and $35,439, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above.

During 2017, AXA S.A. (“AXA”), a French holding company for the AXA Group, a worldwide leader in life, property and casualty and health insurance and asset management, announced its intention to pursue the sale of a minority stake in its subsidiary, AXA Equitable Holdings, Inc. (“AXA Equitable”), the holding company for a diversified financial services organization, through an initial public offering (“IPO”). AXA Equitable is the holding company for a diverse group of financial services companies, including AllianceBernstein L.P., the investment adviser to the Funds (“the Adviser”). During the second quarter of 2018, AXA Equitable completed the IPO, and, as a result, AXA held approximately 72.2% of the outstanding common stock of AXA Equitable as of September 30, 2018. Contemporaneously with the IPO, AXA sold $862.5 million aggregate principal amount of its 7.25% mandatorily exchangeable notes (the “MxB Notes”) due May 15, 2021 and exchangeable into up to 43,125,000 shares of common stock (or approximately 7% of the outstanding shares of common stock of AXA Equitable). AXA retains ownership (including voting rights) of such shares of common stock until the MxB Notes are exchanged, which may be on a date that is earlier than the maturity date at AXA’s option upon the occurrence of certain events.

In March 2018, AXA announced its intention to sell its entire interest in AXA Equitable over time, subject to market conditions and other factors (the “Plan”). It is anticipated that one or more of the transactions contemplated by the Plan may ultimately result in the indirect transfer of a “controlling block” of voting securities of the Adviser (a “Change of Control Event”) and therefore may be deemed an “assignment” causing a termination of each Funds’s current investment advisory agreement. In order to ensure that the existing investment advisory services could continue uninterrupted, at meetings held in late July through early August 2018, the Boards of Directors/Trustees (each a “Board” and collectively, the “Boards”) approved new investment advisory agreements with the Adviser, in connection with the Plan. The Boards also agreed to call and hold a joint meeting of shareholders on October 11, 2018

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NOTES TO FINANCIAL STATEMENTS (continued)

for shareholders of each Fund to (1) approve the new investment advisory agreement with the Adviser that would be effective after the first Change of Control Event and (2) approve any future advisory agreement approved by the Board and that has terms not materially different from the current agreement, in the event there are subsequent Change of Control Events arising from completion of the Plan that terminate the advisory agreement after the first Change of Control Event. Approval of a future advisory agreement means that shareholders may not have another opportunity to vote on a new agreement with the Adviser even upon a change of control, as long as no single person or group of persons acting together gains “control” (as defined in the 1940 Act) of AXA Equitable.

At the December 11, 2018 meeting, shareholders approved the new and future investment advisory agreements.

On November 20, 2018 AXA completed a public offering of 60,000,000 shares of AXA Equitable’s common stock and simultaneously sold 30,000,000 of such shares to AXA Equitable pursuant to a separate agreement with it. As a result AXA currently owns approximately 59.2% of the shares of common stock of AXA Equitable.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended November 30, 2018, the reimbursement for such services amounted to $68,472.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,935 for the year ended November 30, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $425 from the sale of Class A shares and received $0 and $25 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the year ended November 30, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. Effective August 1, 2018, the Adviser has contractually

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NOTES TO FINANCIAL STATEMENTS (continued)

agreed to waive .10% of the advisory fee of Government Money Market Portfolio until August 31, 2019. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $14,586.

A summary of the Fund’s transactions in AB mutual funds for the year ended November 30, 2018 is as follows:

Fund	Market Value 11/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 11/30/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$6,358	$107,894	$100,544	$13,708	$155
Government Money Market Portfolio*	11,906	69,609	76,021	5,494	52

Total				$19,202	$207

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the year ended November 30, 2018 amounted to $126, of which $126 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to ..25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $325 for Class C shares. While such costs may be recovered from the Fund in future periods so long as

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NOTES TO FINANCIAL STATEMENTS (continued)

the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended November 30, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$155,340,305		$118,076,268
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$327,096,747

Gross unrealized appreciation	$21,830,262
Gross unrealized depreciation	(24,768,794)

Net unrealized depreciation	$(2,938,532)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended November 30, 2018.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct

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NOTES TO FINANCIAL STATEMENTS (continued)

investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At November 30, 2018, the Fund had securities on loan with a value of $5,221,398 and had received cash collateral which has been invested into Government Money Market Portfolio of $5,493,879. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned net securities lending income of $52,294 from Government Money Market Portfolio, inclusive of a rebate expense paid to the borrower, for the year ended November 30, 2018; this amount is reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired

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NOTES TO FINANCIAL STATEMENTS (continued)

fund fee and expense. For the year ended November 30, 2018, such waiver amounted to $5,975. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended November 30, 2018	Year Ended November 30, 2017	Year Ended November 30, 2018	Year Ended November 30, 2017

Class A
Shares sold	398,158	4,811,022	$5,306,899	$61,770,401

Shares issued in reinvestment of distributions	795,515	59,939	10,461,022	774,410

Shares converted from Class C	119	1,939	1,567	24,722

Shares redeemed	(1,033,823)	(1,826,273)	(13,770,744)	(23,440,508)

Net increase	159,969	3,046,627	$1,998,744	$39,129,025

Class C
Shares sold	10,518	2,052	$138,723	$26,282

Shares issued in reinvestment of distributions	118	18	1,518	227

Shares converted to Class A	(122)	(1,971)	(1,567)	(24,722)

Shares redeemed	(998)	(1,366)	(13,232)	(17,102)

Net increase (decrease)	9,516	(1,267)	$125,442	$(15,315)

Advisor Class
Shares sold	6,937,847	4,902,226	$93,245,986	$64,626,729

Shares issued in reinvestment of distributions	299,298	12,834	3,968,694	166,713

Shares redeemed	(1,130,885)	(298,177)	(14,841,233)	(3,855,212)

Net increase	6,106,260	4,616,883	$82,373,447	$60,938,230

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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NOTES TO FINANCIAL STATEMENTS (continued)

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2018.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2018 and November 30, 2017 were as follows:

	2018	2017
Distributions paid from:
Ordinary income	$2,391,640	$	– 0	–
Net long-term capital gains	12,246,513		948,821

Total taxable distributions paid	$14,638,153		$948,821

As of November 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,563,286
Undistributed capital gains	12,870,614
Other losses	(21,177	)(a)
Unrealized appreciation/(depreciation)	(2,938,532	)(b)

Total accumulated earnings/(deficit)	$13,474,191

(a)	As of November 30, 2018, the fund had a qualified late-year ordinary loss deferral of $21,177.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2018, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares resulted in a net decrease in distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement which removes, modifies and adds disclosures to Topic 820. The amendments in this ASU 2018-13 apply to all entities that are required, under existing U.S. GAAP, to make disclosures about recurring or nonrecurring fair value measurements. The amendments in this ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements included in Regulation S-X that had become “redundant, duplicative, overlapping, outdated or superseded, in light of the other Commission disclosure requirements, GAAP or changes in the information environment.” The compliance date for the amendments to Regulation S-X was November 5, 2018 (for reporting period end dates of September 30, 2018 or after). Management has adopted the amendments which simplified certain disclosure requirements on the financial statements.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 14.01	$ 12.65	$ 10.64	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)	(.02)	(.01)	.00	(d)
Net realized and unrealized gain (loss) on investment transactions	(.65)	1.45	2.07	.66

Net increase (decrease) in net asset value from operations	(.66)	1.43	2.06	.66

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.01)	(.02)
Distributions from net realized gain on investment transactions	(.76)	(.07)	(.04)	– 0	–

Total dividends and distributions	(.76)	(.07)	(.05)	(.02)

Net asset value, end of period	$ 12.59	$ 14.01	$ 12.65	$ 10.64

Total Return
Total investment return based on net asset value(e)	(4.97)%	11.35%	19.52%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$179,874	$197,908	$140,096	$79,707
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.24%	1.24%	1.25%	1.25	%^
Expenses, before waivers/reimbursements(f)‡	1.25%	1.25%	1.43%	1.91	%^
Net investment income (loss)(c)	(.07)%	(.18)%	(.12)%	.02	%^
Portfolio turnover rate	42%	36%	51%	43%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	– 0	–

See footnote summary on page 37.

34 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 13.72	$ 12.48	$ 10.56	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.11)	(.12)	(.09)	(.08)
Net realized and unrealized gain (loss) on investment transactions	(.62)	1.43	2.05	.66

Net increase (decrease) in net asset value from operations	(.73)	1.31	1.96	.58

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.02)
Distributions from net realized gain on investment transactions	(.76)	(.07)	(.04)	– 0	–

Total dividends and distributions	(.76)	(.07)	(.04)	(.02)

Net asset value, end of period	$ 12.23	$ 13.72	$ 12.48	$ 10.56

Total Return
Total investment return based on net asset value(e)	(5.62)%	10.53%	18.62%	5.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$153	$41	$53	$34
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	1.99%	1.99%	2.00%	2.00	%^
Expenses, before waivers/reimbursements(f)‡	2.00%	2.07%	2.31%	4.26	%^
Net investment loss(c)	(.82)%	(.94)%	(.84)%	(.75	)%^
Portfolio turnover rate	42%	36%	51%	43%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	– 0	–

See footnote summary on page 37.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2018	2017	2016

Net asset value, beginning of period	$ 14.12	$ 12.71	$ 10.66	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.03	.01	.01	.02
Net realized and unrealized gain (loss) on investment transactions	(.66)	1.47	2.09	.66

Net increase (decrease) in net asset value from operations	(.63)	1.48	2.10	.68

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.01)	(.02)
Distributions from net realized gain on investment transactions	(.76)	(.07)	(.04)	– 0	–

Total dividends and distributions	(.76)	(.07)	(.05)	(.02)

Net asset value, end of period	$ 12.73	$ 14.12	$ 12.71	$ 10.66

Total Return
Total investment return based on net asset value(e)	(4.70)%	11.69%	19.74%	6.83	%(g)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$144,136	$73,679	$7,635	$4,075
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)‡	.99%	.99%	1.00%	1.00	%^
Expenses, before waivers/reimbursements(f)‡	1.00%	1.00%	1.19%	3.55	%^
Net investment income(c)	.20%	.07%	.11%	.24	%^
Portfolio turnover rate	42%	36%	51%	43%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01%	.01%	.01%	– 0	–

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the years ended November 30, 2018 and November 30, 2017, such waiver amounted to .01% and .01%, respectively.

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 37

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of AB Small Cap Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AB Small Cap Value Portfolio (the “Fund”) (one of the funds constituting AB Cap Fund, Inc. (the “Company”)), including the portfolio of investments, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from December 3, 2014 (commencement of operations) through November 30, 2015 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting AB Cap Fund, Inc.) at November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and for the period from December 3, 2014 (commencement of operations) through November 30, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

38 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the AB investment companies since 1968.

New York, New York

January 25, 2019

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 39

2018 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable period ended November 30, 2018. For individual shareholders, the Fund designates 70.28% of dividends paid as qualified dividend income. For corporate shareholders, 66.69% of dividends paid qualify for the dividends received deduction.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2019.

40 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer	Carol J. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2), Vice President Shri Singhvi(2), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Analyst	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 41

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith,# 1345 Avenue of the Americas New York, NY 10105 58 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,## Chairman of the Board 77 (2005)	Private Investor since prior to 2014. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	94	Xilinx, Inc. (programmable logic semi- conductors) since 2007

Michael J. Downey,## 75 (2005)	Private Investor since prior to 2014. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	94	The Asia Pacific Fund, Inc. (registered investment company) since prior to 2014

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 43

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin,## 70 (2006)	Private Investor since prior to 2014. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chair of the Governance and Nominating Committees of the AB Funds since August 2014.	94	None

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen,## 63 (2016)	Managing Director of Slalom Consulting (consulting) since 2014, private investor and member of the Partners Healthcare Investment Committee. Formerly, Director of Norfolk & Dedham Group (mutual property and casualty insurance) from 2011 until November 2016; Director of Partners Community Physicians Organization (healthcare) since 2014 until December 2016; and Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and non-profit boards, and as a director or trustee of the AB Funds since June 2016.	94	None

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 45

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN AB FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC COMPANY DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody,## 66 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	94	None

Earl D. Weiner,## 79 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	94	None

46 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

MANAGEMENT OF THE FUND (continued)

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal & Compliance Dept.—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105

**	There is no stated term of office for the Fund’s Directors.

***

The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

#	Mr. Keith is an “interested director” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 47

MANAGEMENT OF THE FUND (continued)

Officers of the Fund

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	PRINCIPAL POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 58	President and Chief Executive Officer	See biography above.

James W. MacGregor 51	Vice President	Senior Vice President of the Advisor**, with which he has been associated since prior to 2014.

Shri Singhvi 45	Vice President	Senior Vice President of the Advisor**, with which he has been associated since prior to 2014.

Emilie D. Wrapp 63	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2014.

Michael B. Reyes, 42	Senior Analyst	Vice President of the Adviser,** with which he has been associated since prior to 2014.

Joseph J. Mantineo 59	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2014.

Phyllis J. Clarke 58	Controller	Vice President of ABIS**, with which she has been associated since prior to 2014.

Vincent S. Noto 54	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2012.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

48 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

As described in more detail in the Proxy Statement for the AB Funds dated August 20, 2018, the Boards of the AB Funds, at a meeting held on July 31-August 2, 2018, approved new advisory agreements with the Adviser (the “Proposed Agreements”) for the AB Funds, including AB Cap Fund, Inc. in respect of AB Small Cap Value Portfolio (the “Fund”), in connection with the planned disposition by AXA S.A. of its remaining shares of AXA Equitable Holdings, Inc. (the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser) in one or more transactions and the related potential for one or more “assignments” (within the meaning of section 2(a)(4) of the Investment Company Act) of the advisory agreements for the AB Funds, including the Fund’s Advisory Agreement, resulting in the automatic termination of such advisory agreements.

At the same meeting, the AB Boards also considered and approved interim advisory agreements with the Adviser (the “Interim Advisory Agreements”) for the AB Funds, including the Fund, to be effective only in the event that stockholder approval of a Proposed Agreement had not been obtained as of the date of one or more transactions resulting in an “assignment” of the Adviser’s advisory agreements, resulting in the automatic termination of such advisory agreements.

The shareholders of the Fund subsequently approved the Proposed Agreements at an annual meeting of shareholders called for the purpose of electing Directors and voting on the Proposed Agreements.

A discussion regarding the basis for the Boards’ approvals is set forth below.

Information Regarding the Review and Approval of the Fund’s Proposed New Advisory Agreement and Interim Advisory Agreement in the Context of Potential Assignments

At a meeting of the AB Boards held on July 31-August 2, 2018, the Adviser presented its recommendation that the Boards consider and approve the Proposed Agreements. Section 15(c) of the 1940 Act provides that, after an initial period, a Fund’s Current Agreement and current sub-advisory agreement, as applicable, will remain in effect only if the Board, including a majority of the Independent Directors, annually reviews and approves them. Each of the Current Agreements had been approved by a Board within the one-year period prior to approval of its related Proposed Agreement, except that the Current Agreements for certain FlexFee funds were approved in February 2017. In connection with their approval of the Proposed Agreements, the Boards considered their conclusions in connection with their most recent approvals of the Current Agreements, in particular in cases where the last approval of a Current Agreement was relatively recent, including the Boards’ general satisfaction with the nature and quality of services being provided and, as applicable, in the case of

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 49

certain Funds, actions taken or to be taken in an effort to improve investment performance or reduce expense ratios. The Directors also reviewed updated information provided by the Adviser in respect of each Fund. Also in connection with their approval of the Proposed Agreements, the Boards considered a representation made to them at that time by the Adviser that there were no additional developments not already disclosed to the Boards since their most recent approvals of the Current Agreements that would be a material consideration to the Boards in connection with their consideration of the Proposed Agreements, except for matters disclosed to the Boards by the Adviser. The Directors considered the fact that each Proposed Agreement would have corresponding terms and conditions identical to those of the corresponding Current Agreement with the exception of the effective date and initial term under the Proposed Agreement.

The Directors considered their knowledge of the nature and quality of the services provided by the Adviser to each Fund gained from their experience as directors or trustees of registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the Directors and its responsiveness, frankness and attention to concerns raised by the Directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Funds. The Directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of each Fund.

The Directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the Directors evaluated, among other things, the reasonableness of the management fees of the Funds they oversee. The Directors did not identify any particular information that was all-important or controlling, and different Directors may have attributed different weights to the various factors. The Directors determined that the selection of the Adviser to manage the Funds, and the overall arrangements between the Funds and the Adviser, as provided in the Proposed Agreements, including the management fees, were fair and reasonable in light of the services performed under the Current Agreements and to be performed under the Proposed Agreements, expenses incurred and to be incurred and such other matters as the Directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the Directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The Directors considered the scope and quality of services to be provided by the Adviser under the Proposed Agreements, including the quality of the investment research capabilities of the Adviser and the other resources

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it has dedicated to performing services for the Funds. They also considered the information that had been provided to them by the Adviser concerning the anticipated implementation of the Plan and the Adviser’s representation that it did not anticipate that such implementation would affect the management or structure of the Adviser, have a material adverse effect on the Adviser, or adversely affect the quality of the services provided to the Funds by the Adviser and its affiliates. The Directors noted that the Adviser from time to time reviews each Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the Directors’ consideration. They also noted the professional experience and qualifications of each Fund’s portfolio management team and other senior personnel of the Adviser. The Directors also considered that certain Proposed Agreements, similar to the corresponding Current Agreements, provide that the Funds will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Funds by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the Directors. The Directors noted that the Adviser did not request any reimbursements from certain Funds in the Fund’s latest fiscal year reviewed. The Directors noted that the methodology to be used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Funds’ other service providers, also was considered. The Directors of each Fund concluded that, overall, they were satisfied with the nature, extent and quality of services to be provided to the Funds under the Proposed Agreement for the Fund.

Costs of Services to be Provided and Profitability

The Directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of each Fund to the Adviser for calendar years 2016 and 2017, as applicable, that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Funds’ former Senior Officer/Independent Compliance Officer. The Directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The Directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with a Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund, as applicable. The Directors recognized that it is difficult to make comparisons of the profitability of the Proposed Agreements with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The Directors focused on the profitability of

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 51

the Adviser’s relationship with each Fund before taxes and distribution expenses, as applicable. The Directors noted that certain Funds were not profitable to the Adviser in one or more periods reviewed. The Directors concluded that the Adviser’s level of profitability from its relationship with the other Funds was not unreasonable. The Directors were unable to consider historical information about the profitability of certain Funds that had recently commenced operations and for which historical profitability information was not available. The Adviser agreed to provide the Directors with profitability information in connection with future proposed continuances of the Proposed Agreements.

Fall-Out Benefits

The Directors considered the other benefits to the Adviser and its affiliates from their relationships with the Funds, including, but not limited to, as applicable, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients) in the case of certain Funds; 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the shares of most of the Funds; brokerage commissions paid by certain Funds to brokers affiliated with the Adviser; and transfer agency fees paid by most of the Funds to a wholly owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be somewhat lower, and that a Fund’s unprofitability to the Adviser would be exacerbated, without these benefits. The Directors understood that the Adviser also might derive reputational and other benefits from its association with the Funds.

Investment Results

In addition to the information reviewed by the Directors in connection with the Board meeting at which the Proposed Agreements were approved, the Directors receive detailed performance information for the Funds at each regular Board meeting during the year.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ underperformance in certain periods. The Directors also reviewed updated performance information and, in some cases, discussed with the Adviser the reasons for changes in performance or continued underperformance. On the basis of this review, the Directors concluded that each Fund’s investment performance was acceptable.

Management Fees and Other Expenses

The Directors considered the management fee rate payable by each Fund to the Adviser and information prepared by an independent service provider (the “15(c) provider”) concerning management fee rates payable by

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other funds in the same category as the Fund. The Directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds. The Directors compared each Fund’s contractual management fee rate with a peer group median, and where applicable, took into account the impact on the management fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year. In the case of the ACS Funds, the Directors noted that the management fee rate is zero but also were cognizant that the Adviser is indirectly compensated by the wrap fee program sponsors that use the ACS Funds as an investment vehicle for their clients.

The Directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style to each Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Funds’ Senior Analyst and noted the differences between a Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds pursuing a similar investment strategy as the Fund, on the other, as applicable. The Directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the Directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The Adviser also informed the Directors that, in the case of certain Funds, there were no institutional products managed by the Adviser that have a substantially similar investment style. The Directors also discussed these matters with their independent fee consultant.

The Adviser reviewed with the Directors the significantly greater scope of the services it provides to each Fund relative to institutional, offshore fund and sub-advised fund clients, as applicable. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, each Fund, as applicable, (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows (in the case of open-end Funds); (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional,

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offshore fund and sub-advised fund clients as compared to the Funds, and the different risk profile, the Directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The Directors noted that many of the Funds may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the 1940 Act as these may be varied as a result of exemptive orders issued by the SEC. The Directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The Directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures, in some cases pending purchases of underlying securities, that each Fund’s management fee would be for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

With respect to each Fund’s management fee, the Directors considered the total expense ratio of the Fund in comparison to a peer group and peer universe selected by the 15(c) service provider. The Directors also considered the Adviser’s expense caps for certain Funds. The Directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to a Fund by others.

The Boards’ consideration of each Proposed Agreement was informed by their most recent approval of the related Current Agreement, and, in the case of certain Funds, their discussion with the Adviser of the reasons for those Funds’ expense ratios in certain periods. The Directors also reviewed updated expense ratio information and, in some cases, discussed with the Adviser the reasons for the expense ratios of certain Funds. On the basis of this review, the Directors concluded that each Fund’s expense ratio was acceptable.

The Directors did not consider comparative expense information for the ACS Funds because those Funds do not bear ordinary expenses.

Economies of Scale

The Directors noted that the management fee schedules for certain Funds do not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The Directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the Funds, and by the Adviser concerning certain of its views on economies of scale. The Directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Board meeting. The Directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The Directors noted that there is no established

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methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The Directors observed that in the mutual fund industry as a whole, as well as among funds similar to each Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The Directors also noted that the advisory agreements for many funds do not have breakpoints at all. The Directors informed the Adviser that they would monitor the asset levels of the Funds without breakpoints and their profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warrant doing so.

The Directors did not consider the extent to which fee levels in the Advisory Agreement for the ACS Funds reflect economies of scale because that Advisory Agreement does not provide for any compensation to be paid to the Adviser by the ACS Funds and the expense ratio of each of those Funds is zero.

Interim Advisory Agreements

In approving the Interim Advisory Agreements, the Boards, with the assistance of independent counsel, considered similar factors to those considered in approving the Proposed Agreements. The Interim Advisory Agreements approved by the Boards are identical to the Proposed Agreements, as well as the Current Agreements, in all material respects except for their proposed effective and termination dates and provisions intended to comply with the requirements of the relevant SEC rule, such as provisions requiring escrow of advisory fees. Under the Interim Advisory Agreements, the Adviser would continue to manage a Fund pursuant to an Interim Advisory Agreement until a new advisory agreement was approved by stockholders or until the end of the 150-day period, whichever would occur earlier. All fees earned by the Adviser under an Interim Advisory Agreement would be held in escrow pending shareholder approval of the Proposed Agreement. Upon approval of a new advisory agreement by stockholders, the escrowed management fees would be paid to the Adviser, and the Interim Advisory Agreement would terminate.

Information Regarding the Review and Approval of the Fund’s Current Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory

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Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund

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will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s prior Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s prior Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

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Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory

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and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The

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directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund

INTERNATIONAL/ GLOBAL VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

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AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SCV-0151-1118

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr., Garry L. Moody and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees
AB All Market Income	2017	$84,412	$—	$31,903
	2018	$84,412	$6	$32,787
AB Small Cap Value	2017	$31,404	$29	$25,678
	2018	$31,404	$—	$28,602
AB Asia Ex - Japan Equity*	2017	$34,500	$—	$21,547
	2018	$—	$—	$—
AB All China Equity	2017	$—	$—	$—
	2018	$25,481	$—	$14,065

*	Fund liquidated.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB All Market Income	2017	$755,018	$31,903
			$—
			$(31,903)
	2018	$847,465	$32,793
			$(6)
			$(32,787)
AB Small Cap Value	2017	$748,821	$25,706
			$(29)
			$(25,678)
	2018	$843,274	$28,602
			$—
			$(28,602)
AB Asia Ex - Japan Equity*	2017	$744,662	$21,547
			$—
			$(21,547)
	2018	$—	$—
			$—
			$—
AB All China Equity	2017	$—	$—
			$—
			$—
	2018	$828,737	$14,065
			$—
			$(14,065)

*	Fund liquidated.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: January 29, 2019

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: January 29, 2019